SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Soliciting Material Pursuant to §240.14a-12

MACC PRIVATE EQUITIES INC.
(Name of Registrant as Specified In Its Charter)
_______________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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May 10, 2011

To the Shareholders of MACC Private Equities Inc.:

A Special Meeting of Shareholders of MACC Private Equities Inc. will be held on Tuesday, June 28, 2011, 10:00 a.m. Pacific Time at 24 Corporate Plaza Drive, Newport Beach, California 92660.

A Notice of the Shareholders Meeting, a Proxy and Proxy Statement containing information about matters to be acted upon at the Shareholders Meeting are enclosed.  At the shareholders meeting, you will be asked to approve, among other things, the complete liquidation and dissolution of MACC Private Equities Inc.  Holders of common stock are entitled to vote at the meeting on the basis of one vote for each share held.  If you attend the meeting you retain the right to vote in person even though you previously mailed the enclosed Proxy.

  Please note that the form of Proxy, this Proxy Statement and our Annual Report for the fiscal year ended September 30, 2010 are available at http://bnymellon.mobular.net/bnymellon/macc for your viewing.  You may access those proxy materials any time beginning May 27, 2011.

It is important that your shares be represented at the meeting whether or not you are personally in attendance, and I urge you to review carefully the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience.  I look forward to the meeting.  I hope you will be present.

Very truly yours,

Michael W. Dunn
Chairman of the Board

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 28, 2011

To the Shareholders of MACC Private Equities Inc.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of MACC Private Equities Inc., a Delaware corporation (“MACC”), will be held on Tuesday, June 28, 2011, 10:00 a.m. Pacific Time at 24 Corporate Plaza Drive, Newport Beach, California 92660 for the following purpose:

1.	To authorize the complete liquidation and dissolution of MACC and the transfer of all of the assets and liabilities of MACC to a liquidating trust established for the sole purpose of distributing the assets of MACC to its shareholders;
2.	To authorize the withdrawal of MACC’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended;
3.	To ratify the appointment of BBD, LLP (“BBD”) as MACC’s independent auditors for its fiscal year ending September 30, 2011; and
4.	To transact such other business as may properly come before the meeting and any adjournment thereof.
Only holders of MACC’s common stock of record at the close of business on May 12, 2011, will be entitled to notice of, and to vote at, the shareholders meeting and any adjournment thereof
By Order of the Board of Directors David Schroder, Secretary

Your Officers and Directors desire that all shareholders be present or represented at the shareholders meeting.  Even if you plan to attend in person, please date, sign and return the enclosed proxy in the enclosed postage-prepaid envelope at your earliest convenience so that your shares may be voted.  If you do attend the shareholders meeting, you retain the right to vote even though you mailed the enclosed proxy.  The proxy must be signed by each registered holder exactly as the stock is registered.

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 28, 2011

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of MACC Private Equities Inc., a Delaware corporation (“MACC,” “we” or “us”), of proxies to be voted at a Special Meeting of Shareholders to be held on Tuesday, June 28, 2011, 10:00 a.m. Pacific Time at 24 Corporate Plaza Drive, Newport Beach, California 92660, or any adjournment thereof (the “Shareholders Meeting”).  The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to our shareholders is on or about May 27, 2011.

PURPOSES OF THE MEETING

The Shareholders Meeting will be held for the purposes of:

(1)
authorizing the complete liquidation and dissolution of MACC and the transfer of all of our assets and liabilities to a liquidating trust established for the sole purpose of liquidating our assets and distributing any proceeds to MACC’s shareholders (“PROPOSAL 1”);

(2)	authorizing the withdrawal of our election to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”) (“PROPOSAL 2”);

(3)	ratifying the appointment of BBD, LLP as our independent auditors for our fiscal year ending September 30, 2011 (“PROPOSAL 3”); and

(4)	transacting such other business as may properly come before the meeting or any adjournment thereof.

The Board unanimously recommends that the shareholders vote FOR each of PROPOSALS 1–3.

VOTING AT THE MEETING

The record date for MACC stockholders entitled to notice of, and to vote at, the Shareholders Meeting is the close of business on May 12, 2011 (the “Record Date”).  As of the Record Date, we had outstanding and entitled to vote at the Shareholders Meeting 2,464,621 shares of common stock.  The presence, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote at the Shareholders Meeting is necessary to constitute a quorum.  Abstentions and shares held by brokers, banks, other institutions and nominees that are voted on any matter at the Shareholders Meeting are included in determining the presence of a quorum for the transaction of business at the commencement of the Shareholders Meeting and on those matters for which the broker, nominee or fiduciary has authority to vote.  In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of common stock held in the shareholder’s name at the close of business on the Record Date.

In order to be approved, each of PROPOSALS 1 AND 3 require the favorable vote of a majority of the outstanding shares of common stock entitled to vote at the Shareholders Meeting.  In order to be approved, PROPOSAL 2 requires the favorable vote of (i) 67% or more of the shares present at the Shareholders Meeting, if the holders of 50% or more of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities, whichever is less.

Each proxy delivered to us, unless the shareholder otherwise specifies therein, will be voted FOR each of PROPOSALS 1–3.  The form of Proxy, this Proxy Statement and our Annual Report for the fiscal year ended September 30, 2010 are available at http://bnymellon.mobular.net/bnymellon/macc] for your viewing.  You may access those proxy materials any time beginning May 27, 2011.

In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with this specification.  As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither our management nor the Board knows of any such other matter or business.  Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally at the meeting or in writing, to Secretary, MACC Private Equities Inc., 101 Second Street SE, Suite 800 Cedar Rapids, Iowa 52401, or by the execution and delivery to us of a new proxy dated subsequent to the original proxy.

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BACKGROUND

General

MACC was formed as a Delaware corporation on March 3, 1994, and has operated as a non-diversified, closed-end management investment company that has elected to be treated as a BDC under the 1940 Act.  Our investment objective is to provide stockholders with long-term capital appreciation by making new equity investments in companies that qualify for investment by a BDC under the 1940 Act, but for the last several years, we have made no new investments and have followed a plan of selling assets where prudent and reducing our debt.  We have paid no dividends in cash to our stockholders since our inception.  Since 1995, InvestAmerica Investment Advisors, Inc., 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401 (“IAIA”), has served as either our investment adviser or subadviser.

Before the 2008 annual meeting of our shareholders held on April 29, 2008 (the “2008 Annual Meeting”), we invested primarily through our wholly-owned subsidiary, MorAmerica Capital Corporation (“MorAmerica”), which utilized the small business investment company (“SBIC”) borrowing program administered by the United States Small Business Administration (“SBA”) as its chief source of capital.  Accordingly, MorAmerica was subject to regulations applicable to SBICs.  Consistent with the SBA’s goal of fostering investment in small businesses, SBA regulations limit the extent to which an SBIC’s capital may be impaired, impose certain standards on an SBIC’s investment adviser, and limit the type of portfolio company an SBIC may invest in and the nature of such investments.  One effect of this SBA regulation and certain agreements with the SBA had been to limit our flexibility to make new investments through MorAmerica, which served to limit our opportunities for growth.  Additionally, we operated under an order (the “Order”) issued by the Securities and Exchange Commission (“SEC”) which modified the application of certain provisions of the 1940 Act and the Securities Exchange Act of 1934 (the “1934 Act”) to us and MorAmerica and imposed restrictions on our assets.

To enhance our growth opportunities, the Board authorized and directed MorAmerica to voluntarily surrender its SBIC license, which the SBA approved in December 2007.  Because MorAmerica was no longer an SBIC, the Board determined that there was no longer any need to operate MorAmerica as a separate company.  In an effort to operate more efficiently and without the restrictions imposed by the Order, the Board authorized the merger of MorAmerica with and into MACC at its meeting on January 16, 2008.  Shareholders ratified that merger at the 2008 Annual Meeting and the merger was effective immediately following the 2008 Annual Meeting.

New Strategy

To capitalize on the increased opportunities for growth afforded us following the surrender of MorAmerica’s SBIC license, and in an effort to increase our assets, the Board identified a new investment advisory team to modify and expand the universe of portfolio company investments we made and enhance market interest in our stock.  To that end, the Board recommended Eudaimonia Asset Management, LLC (“EAM”), 580 2nd Street, Suite 102, Encinitas, California 92024, to serve as our new investment adviser.  At the 2008 Annual Meeting, shareholders approved the appointment of EAM as our adviser to manage all investments we made with new capital raised after that time (the “New Portfolio”) while retaining IAIA, our long time investment adviser, to subadvise EAM respecting the assets we held as of the 2008 Annual Meeting (the “Legacy Portfolio”).  The strategy we announced at that time was that once we raised additional capital, we would transition from investing in the types of illiquid debt and equity securities comprising our Legacy Portfolio toward investing in public equities and registered direct offerings permissible for BDCs under the 1940 Act.

At the 2008 Annual Meeting, our shareholders also authorized us to conduct a rights offering, among other strategies designed to increase our shareholder base, market interest in us, and our asset level.  Since that time, a number of factors contributed to a decrease in our net asset value (“NAV”) and our share price.  The U.S. capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions.  These factors accelerated during the last half of 2008, and the number of investors that sold assets because they had to repay debt or meet equity redemption requirements or other obligations increased significantly during the last half of 2008 and first half of 2009.  This created forced selling that negatively impacted valuations of debt securities (which comprises a majority of our Legacy Portfolio) in most markets.  The negative pressure on our Legacy Portfolio valuations contributed to significant unrealized write-downs of our debt investments.

Even though the underlying performance of a particular portfolio company may not indicate an impairment or its inability to repay all principal and interest in full, volatility in the debt capital markets may negatively impact the valuations of debt investments and result in unrealized write-downs of those debt investments.  These unrealized write-downs, as well as unrealized write-downs based on the underlying performance of some of the Legacy Portfolio companies, negatively impact our stockholders’ equity.

The global financial crisis which began in late 2008 and continued through 2010 continues to result in slow economic growth in the U.S. and elsewhere, and severely impacted our share price.  Because of our historically small size, limited shareholder base and

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limited trading volume, our stock price was hit particularly hard.  From the second quarter of our fiscal year ended September 30, 2008 through the quarter ended March 31, 2011, our stock price dropped from a high of $2.77 a share to a low of $0.60 a share—a 78% decline.  During the same period, our NAV per share dropped from $4.18 to $2.54—a 39% decline.

The steep decline in our share price lead the Nasdaq Capital Market (“Nasdaq”) to notify us on September 15, 2009 that we were not in compliance with Nasdaq Listing Rule 5550(a)(2) because our common stock did not maintain a minimum bid price of $1.00 per share for the preceding 30 consecutive business days, and accordingly our common stock was subject to delisting from the Nasdaq.  We filed an appeal of the delisting decision on March 23, 2010, which suspended the delisting.  On September 13, 2010, we were notified by Nasdaq that our stock failed to show a closing bid price of $1.00 or more for a minimum of ten prior consecutive trading days and that the Nasdaq hearings panel issued a final determination to delist our shares effective on September 15, 2010.  Currently our common stock trades on the over-the-counter “pink sheets” on the OTCQB marketplace under the symbol “MACC.”

As we have previously reported, our Board has explored a number of alternatives in the last three years to address these problems.  Those alternatives have included the sale of our assets, complete liquidation, or raising additional capital.  To date, no party has come forward with any offer approaching an acceptable value for our Legacy Portfolio, so the Board has never recommended the sale of our assets.  Generally speaking, our Legacy Portfolio consists of equity and debt instruments we purchased as a member of an investor group, so we do not control our portfolio companies, nor do we control when our interests in our portfolio companies can be sold.  This means that our Legacy Portfolio must be sold over a period of several years, unless we were to sell it at a steep discount.  Because it will take several years to sell our assets at acceptable prices and we can have no assurance that the costs imposed on us by the 1934 Act and the 1940 Act can be reduced in liquidation, the Board previously determined that liquidation would not be the best way to preserve shareholder value.

Accordingly, in the Spring of 2010, we sought to prepare for a rights offering by amending a registration statement we had originally filed with the SEC in September of 2008.  In conjunction with discussions with the SEC staff, the Board determined to withdraw that offering and submit to shareholders at a meeting held on November 30, 2010 (the “2010 Meeting”) several proposals to raise additional capital.  The goal of those proposals was to raise sufficient capital in order to return our stock to Nasdaq listing.  Among other things, at the 2010 Meeting, we proposed that shareholders authorize a reverse stock split, selling shares of our common stock below NAV per share, and the issuance of warrants, options or rights to subscribe for or convert into our common stock.  These proposals, however, failed to achieve shareholder approval.  Given the percentage of our shareholders that rejected any efforts to raise additional capital at the 2010 Meeting, the Board has concluded that our only option now is to liquidate our assets and distribute any proceeds remaining after we repay our existing debt and operating expenses to our shareholders.

Interim Advisory Agreement

In light of the shareholders’ unwillingness to authorize us to raise additional capital and in light of the Board’s determination to pursue liquidation, EAM requested, and the Board agreed, that we not renew the term of EAM’s Investment Advisory Agreement dated April 29, 2008 (the “EAM Agreement”).  Accordingly, the EAM Agreement lapsed by its terms on April 29, 2011.  Simultaneously, the Board and IAIA agreed to let the Subadvisory Agreement among us, IAIA and EAM similarly lapse, and IAIA agreed to serve as our investment adviser on a temporary basis as contemplated under Rule 15a-4 adopted under the 1940 Act (the “Rule”) under an Interim Investment Advisory Agreement between us and IAIA dated April 30, 2011 (the “IAIA Interim Agreement”).  Consistent with the Rule, the IAIA Interim Agreement provides that IAIA will be compensated for serving as our investment adviser at the annual rate of 1% of our assets under management with no incentive fee (as compared to 2% of our assets annually plus an incentive fee under the EAM Agreement), and the IAIA Interim Agreement cannot last longer than 150 days.  If for some reason we do not effect the liquidating trust as proposed below within that time period, we will be required to seek shareholder approval of a new investment advisory agreement, or we could determine to utilize internal management.  In connection with the adoption of the IAIA Interim Agreement, Mr. David R. Schroder, President of IAIA, was named our President and Secretary; Mr. Robert A. Comey, Executive Vice President of IAIA, was named our Executive Vice President, Chief Financial Officer, Chief Compliance Officer, and Treasurer; Mr. Kevin F. Mullane, Senior Vice President of IAIA was named our Senior Vice President; and Michael H. Reynoldson, Vice President of IAIA was named our Vice President.

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PROPOSAL 1 AUTHORIZE US TO LIQUIDATE AND DISSOLVE

Introduction

Given our small size and limited shareholder base, trading in our stock has been historically limited.  In addition, as discussed above, our financial performance has been disappointing for the past several years. Companies with a relatively low market capitalization such MACC (approximately $1,479,000 million at April 29, 2011), do not attract sufficient investor or analyst interest to provide market recognition of value.  This has resulted in our expenses associated with operating as a public company (audit, listing, insurance, legal and transfer agent fees and other 1934 Act reporting obligations, as well as compliance costs and capital raising limitations associated with our BDC status (collectively, our “Public Company Expenses”)) being proportionately very high, and has also resulted in our stock price trading at a significant discount to our NAV (approximately 76% as of March 31, 2011 on an unaudited basis).

Because it will take several years to sell our Legacy Portfolio at acceptable prices and we must bear our Public Company Expenses during that time (unless we are able to obtain relief from the SEC from some of those expenses as discussed below), the Board has previously determined that liquidation would not achieve optimal shareholder value.   While raising additional capital could alleviate the aforementioned problems, the shareholders’ rejection of the proposals at the 2010 Meeting signify that a majority of our shareholders prefer that our operations wind down.  The Board has explored the possibility of selling assets, but has not received any indication that the Legacy Portfolio could be sold for a value which is reasonable.

Accordingly, the Board is now proposing the complete liquidation and dissolution of MACC through the adoption of a Plan of Liquidation and Dissolution which the Board approved on April 13, 2011 and is attached as Appendix A (the “Plan”).  The Plan contemplates that upon (i) shareholder approval of this PROPOSAL 1, (ii) our receipt of relief from reporting requirements discussed below, and (iii) our lender’s consent to the transfer of our assets and outstanding debt to the liquidating trust, we will transfer all of our assets and liabilities to a liquidating trust (the “Liquidating Trust”) which would be governed by a Liquidating Trust Agreement, a copy of which is attached as Appendix B (the “Liquidating Trust Agreement”).

Relief From Reporting and Other Obligations

In anticipation of seeking shareholder approval of this PROPOSAL 1, we have submitted a request to the staff of the SEC under which we seek to reduce our Public Company Expenses once our assets are transferred to the Liquidating Trust.  As discussed above, one reason the Board opted to attempt to raise capital in the prior two years instead of liquidate was that we must incur our Public Company Expenses, and the structure of our Legacy Portfolio dictates that the securities comprising our portfolio will take several years to sell.  As a BDC, we are not only subject to the limitations and compliance costs imposed by the 1940 Act, but we must also have a class of stock registered under the 1934 Act.  Registration under the 1934 Act imposes costs associated with preparing and filing periodic reports (which cost is increasing due to enhanced reporting requirements adopted by the SEC), complying with proxy solicitation regulations, and filing audited financial statements with the SEC annually.  Consistent with similar requests made by others in the past, our request to the SEC staff seeks as much relief as possible from the reporting obligations of the 1934 Act once our assets and liabilities are transferred to the Liquidating Trust.

If we are unable to receive significant relief from the SEC staff as discussed above, we will likely be forced to maintain the status quo respecting the 1934 Act and the 1940 Act during our wind up period.  In such event, it will be likely that more proceeds from the sale of the Legacy Portfolio will be needed for our ongoing Public Company Expenses and less proceeds will be left to distribute to our stockholders.  MACC would, nonetheless, attempt to minimize its ongoing expenses to the extent possible.

The Liquidating Trust

If we do receive the above-described relief from the SEC staff and shareholder approval of this PROPOSAL 1, then we will create the Liquidating Trust and transfer all of our assets and liabilities to it, provided our lender consents to such asset transfer.  We have a note payable (“Note”) to Cedar Rapids Bank & Trust Company (“CRB&T”) in the amount of $1,981,272 at March 31, 2011 that is due and payable on July 11, 2011 and requires CRB&T’s consent in order to transfer it to the Liquidating Trust.  It is quite probable that the Note will be repaid in full prior to its maturity, depending on the sale of Legacy Portfolio assets, but in the event the Note remains unpaid at the time the Liquidating Trust is created, we believe CRB&T will consent to the Note following our assets to the Liquidating Trust, and upon such transfer, the Liquidating Trust will assume the obligations under the Note, including the payment of any balance remaining thereunder.  If CRB&T does not consent to transferring the Note to the Liquidating Trust, but we receive sufficient shareholder approval for PROPOSAL 1 and the SEC agrees to grant significant SEC relief from our Public Company Expenses upon formation of the Liquidating Trust, then we most likely will not form the Liquidating Trust until after the Note has

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been repaid in full.  If, as of July 11, 2011, the Note has not been paid, CRB&T has not agreed to extend the deadline on the Note, and the Note has not yet been transferred to the Liquidating Trust (e.g., because CRB&T did not consent to the transfer, we have not been successful in receiving significant relief from the SEC staff in reducing our Public Company Expenses, or shareholders do not approve the creation of the Liquidating Trust), CRB&T could declare us in default under the Loan and exercise any remedies available to it under the Note.  Those remedies could include foreclosing on portions of our Legacy Portfolio and selling them to satisfy the debt owed under the Note.

Consistent with the Plan, at the time our assets are transferred to the Liquidating Trust, each MACC shareholder as of the Record Date will receive a pro-rata beneficial interest in the Liquidating Trust (“Beneficial Interest”) equal to the shareholder’s percentage ownership of MACC common stock outstanding as of the Record Date.  For ease of administration, each Beneficial Interest will be represented in terms of units (“Trust Units”) – each Trust Unit equaling one share of Common Stock held by such shareholder as of the Record Date. The purpose of the Liquidating Trust would be to preserve the value of and sell our assets, distribute the proceeds therefrom to the holders of Trust Units and pay any liabilities, costs and expenses of the Liquidating Trust and MACC’s wind-up expenses.

The Liquidating Trust will be governed by the Liquidating Trust Agreement.  The initial managing trustee of the Liquidating Trust (the “Managing Trustee”) will be NL Strategies, Inc. (“NL”) and the initial resident trustee of the Liquidating Trust (the “Resident Trustee”) will be The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801.  NL is a financial and strategic consulting firm that provides services including acquisition due diligence, forensic accounting and private company valuations, and is controlled by one of our directors, Mr. Kevin Gadawski.  Mr. Gadawski currently serves as our Audit Committee’s financial expert and is not an “interested person” of MACC, as that term is defined in the 1940 Act.  NL has proposed to serve as Managing Trustee of the Liquidating Trust on an hourly fee basis (discounted to NL’s standard rates).  Consistent with the Liquidating Trust Agreement, the Managing Trustee will be authorized to engage the services of other professionals to assist it in managing the Liquidating Trust’s affairs.

Under the Liquidating Trust Agreement, Trust Units will not be transferable or assignable, except that they may be assigned or transferred by will, intestate succession, or operation of law and that the executor or administrator of the estate of a holder of Trust Units may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber the Trust Units held by the estate of such holder if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the holder upon written notice to and upon written consent of the trustee of the Liquidating Trust.  The Trust Units will not be certificated.  Trust Units will not be listed on any exchange or quoted on any quotation system, and the Liquidating Trust Agreement provides that neither the Managing Trustee nor anyone associated with the Liquidating Trust may take any action to facilitate or encourage any trading in Trust Units.

The Managing Trustee will be obligated to appoint a Trust Advisory Board made up of at least one and not more than three MACC shareholders under the Liquidating Trust Agreement, and the Managing Trustee will be required to periodically report to the Advisory Board concerning the Liquidating Trust’s and the Managing Trustee’s respective activities.

The Liquidating Trust’s activities will be specifically limited to conserving, protecting and selling the assets transferred to it and distributing the proceeds therefrom, including holding such assets for the benefit of the holders of Trust Units, enforcing the rights of the holders of Trust Units, temporarily investing such proceeds and collecting income therefrom, providing for the liabilities of the Liquidating Trust and MACC’s wind-up expenses, making liquidating distributions to the holders of Trust Units, taking such other actions as may be necessary to conserve and protect the assets of the Liquidating Trust and providing for the orderly liquidation thereof.  To the extent the Managing Trustee invests income and proceeds prior to distribution or invest cash retained to meet the Liquidating Trust’s expenses and liabilities, such investments will be made in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, commercial paper rated not less than A1/P1, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank, brokerage firm or savings institution organized under the laws of the United States of America or any state; or (iii) other temporary investments not inconsistent with the Liquidating Trust’s status as a liquidating trust for tax purposes.

The Liquidating Trust will terminate upon payment to the holders of Trust Units of all of the Liquidating Trust’s assets and in any event upon the third anniversary of the date assets are first transferred to the Liquidating Trust. The life of the Liquidating Trust may, however, be extended to more than three years if the Managing Trustee of the Liquidating Trust then determines that an extension is reasonably necessary to pay or make provision for then known liabilities, actual or contingent.  We anticipate that if we obtain relief from the 1934 Act and 1940 Act provisions discussed above, that such relief would only be granted for a maximum of three years, and accordingly if the Managing Trustee determines to extend the term of the Liquidating Trust, it would need to apply for an extension of such relief from the SEC staff.  No assurance can be given that the Liquidating Trust would be able to obtain such extension if needed, and therefore the Liquidating Trust’s be required to incur the Public Company Expenses.

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Under the terms of the Liquidating Trust Agreement, holders of a number of Trust Units that would be sufficient to take the action called for at such meeting may require the Managing Trustee to call a meeting of the holders of the Trust Units. Holders of more than two-thirds of the aggregate Trust Units may vote to remove the Managing Trustee of the Liquidating Trust and elect successor Managing Trustees. Holders of a majority of the Trust Units may also vote to amend the Liquidating Trust Agreement, provided that no amendment may lower the supermajority voting requirements with respect to removal of the Managing Trustee, permit the Managing Trustee to engage in any prohibited activities, or affect the holders of Trust Units’ rights to receive their pro-rata share of property held by the Liquidating Trust at the time of final distribution.

The Liquidating Trust will be required to file with the SEC annual reports showing the assets and liabilities of the Liquidating Trust at the end of each calendar year and its receipts and disbursements for the period. The annual reports will also describe the changes in the Liquidating Trust’s assets during the reporting period and the actions taken by the Managing Trustee during the period. The financial statements contained in such reports will be prepared in accordance with generally accepted accounting principles; however, depending on the scope of the relief from the 1934 Act we obtain, it is not contemplated that the financial statements will be audited by independent public accountants.  The annual reports will likely be filed with the SEC under cover of Form 10-K using MACC’s SEC file number.  Additionally, depending on the scope of the relief from the 1934 Act we obtain, the Liquidating Trust may be required to file with the SEC a current report under cover of Form 8-K using MACC’s SEC file number whenever an event occurs for which Form 8-K requires such report to be filed for the Liquidating Trust or whenever, in the opinion of the Managing Trustee, any other material event relating to the Liquidating Trust’s assets has occurred.   You will be able to access such information once it is filed at the SEC’s website at www.sec.gov.  It is not presently contemplated that the Liquidating Trust would file quarterly reports under cover of Form 10-Q.

Tax Considerations

Under the Internal Revenue Code of 1986, as amended (the “Code”), a trust will be treated as a liquidating trust if it is organized for the primary purpose of liquidating and distributing the assets transferred to it, and if its activities are all reasonably necessary to and consistent with the accomplishment of that purpose. However, if the liquidation is prolonged or if the liquidation purpose becomes so obscured by business activities that the declared purpose of the liquidation can be said to be lost or abandoned, it will no longer be considered a liquidating trust. Although neither the Code nor the regulations thereunder provide any specific guidance as the length of time a liquidating trust may last, the Internal Revenue Service’s guidelines for issuing rulings with respect to liquidating trust status call for a term not to exceed three years, which period may be extended to cover the collection of installment obligations.

An entity classified as a liquidating trust may receive assets, including cash, from the liquidating entity without incurring any tax. It will be treated as a grantor trust, and accordingly will also not be subject to tax on any income or gain recognized by it. Instead, each shareholder will be treated as the owner of his pro-rata portion of each asset, including cash, received by and held by the liquidating trust. Accordingly, each shareholder will be treated as having received a liquidating distribution equal to his share of the amount of cash and the fair market value of any asset distributed to the liquidating trust. Each shareholder will recognize gain to the extent such value is greater than his basis in his stock, notwithstanding that he may not currently receive a distribution of cash or any other assets with which to satisfy the resulting tax liability, and will recognize loss to the extent that such shareholder’s basis in his MACC stock exceeds his share of the amount of cash and the fair market value of any asset distributed to the Liquidating Trust. For such purposes, a shareholder’s stock basis will generally be equal to the price at which such stock was purchased.

Upon our liquidation through the contribution of our assets and the distribution of the Beneficial Interests to our shareholders, we will have to recognize gain or loss with respect to the assets distributed through the Liquidating Trust in an amount equal to the difference between the fair market value of such assets and our basis in such assets.  We may utilize any of our net operating loss carry forwards (“NOLs”) to offset any gain recognized for regular income tax purposes, although for alternative minimum tax purposes the ability to utilize such NOLs to offset any such gain will be limited to 90% of our alternative minimum taxable income.  If we are unable to utilize all of our NOLs, neither the Liquidating Trust nor our shareholders will be able to utilize any of our remaining NOLs.

Each shareholder will be required to take into account in computing his own taxable income his pro rata share of each item of income, gain and loss of the Liquidating Trust. An individual shareholder who itemizes deductions may deduct his pro rata share of fees and expenses of the Liquidating Trust only to the extent that such amount, together with the shareholder’s other miscellaneous deductions, exceeds 2% of his adjusted gross income.  A shareholder will also recognize taxable gain or loss when the Liquidating Trust disposes of an asset for an amount greater or less than the fair market value of such asset at the time it was transferred to the Liquidating Trust and such Beneficial Interests were distributed by us to you. Upon such a disposition, each shareholder will recognize his pro rata portion of the Liquidating Trust’s gain or loss. Any such gain or loss will be capital gain or loss so long as the shareholder holds his interest in the assets as a capital asset.  We anticipate that the Liquidating Trust will provide an annual information statement to Trust Unit holders showing their share of the Liquidating Trust’s items of income, gain, loss, deduction or credit.

If the Liquidating Trust fails to qualify as such, its treatment will depend, among other things, upon the reasons for its failure to so qualify.  In such case, the Liquidating Trust would most likely be taxable as a corporation.  In such case the Liquidating Trust itself

6

would be subject to tax, and shareholders could also be subject to tax upon the receipt of certain distributions from the Liquidating Trust.  If we form the Liquidating Trust, it is anticipated that every effort will be made to ensure that it will be classified as such for Federal income tax purposes.

Shareholders may also be subject to state or local taxes with respect to distributions received by them pursuant to the Plan and should consult their tax advisors regarding such taxes.

THE ABOVE TAXATION DISCUSSION DOES NOT ATTEMPT TO COMMENT ON ALL TAX MATTERS WHICH MAY AFFECT THE LIQUIDATING TRUST OR THE SHAREHOLDERS IN THE COURSE OF THE LIQUIDATION NOR TO CONSIDER VARIOUS FACTS OR LIMITATIONS APPLICABLE TO ANY PARTICULAR SHAREHOLDER, INCLUDING, WITHOUT LIMITATION, TAX EXEMPT ENTITIES AND FOREIGN SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF THE LIQUIDATION, PARTICULARLY WITH RESPECT TO THE APPLICATION AND EFFECT OF TAX LAWS OF ANY STATE OR OTHER JURISDICTION TO WHICH THEY ARE SUBJECT.

Approval Required

In order to authorize the liquidation and dissolution of MACC and the establishment of the Liquidating Trust, the proposal must receive the favorable vote of a majority of the outstanding shares of our common stock entitled to vote and represented at the Shareholders Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR MACC’S LIQUIDATION AND DISSOLUTION AND THE ESTABLISHMENT OF A LIQUIDATING TRUST AS PROVIDED UNDER THIS PROPOSAL 1.

PROPOSAL 2 AUTHORIZE US TO WITHDRAW OUR BDC ELECTION

Introduction

As a BDC, we are subject to significant regulation of our activities under the 1940 Act.  That regulation includes requirements that (i) our Board consist of a majority of independent directors, (ii) we can only purchase certain types of securities, (iii) advisory contracts be approved by shareholders and a majority of directors, (iv) we not engage in transactions with affiliated parties, (v) our assets be held with a qualified custodian, (vi) we obtain fidelity bond protection, (vii) we maintain a minimum amount of assets compared to our debt, (viii) limit our ability to issue senior securities, and (ix) we not issue stock below NAV without shareholder approval; among other things.  The Board believes that if we obtain sufficient relief from the 1934 Act reporting obligations as discussed above under PROPOSAL 1 and transfer assets to the Liquidating Trust, we will no longer operate in any meaningful way and the 1940 Act limitations and requirements discussed above would no longer be necessary.

In consideration of the compliance restraints placed on BDCs, subject to approval of PROPOSAL 1, we seek authorization from shareholders to withdraw our election to be treated as a BDC under the 1940 Act.  We would only file to so withdraw in conjunction with transferring our assets to the Liquidating Trust (and after we obtain sufficient relief from the 1934 Act reporting obligations as discussed above under PROPOSAL 1).  If shareholders do not approve PROPOSAL 1 or if we do not transfer our assets to the Liquidating Trust, we would not withdraw our BDC election under the 1940 Act.

Required Vote

The 1940 Act provides that a BDC may not withdraw its election to be regulated as a BDC unless it receives the approval of the holders of a majority of its outstanding voting securities. For purposes of this proposal, a “majority” of the outstanding voting securities means the vote of (i) 67% or more of the shares present at the Shareholders Meeting, if the holders of 50% or more of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities, whichever is less. All abstentions and broker non-votes will be considered a vote against this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO WITHDRAW OUR ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 AS PROVIDED UNDER THIS PROPOSAL 2.

7

PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Introduction

Our Board’s Audit Committee approved the appointment of BBD as our independent registered public accounting firm on February 8, 2011. The appointment of BBD as independent auditors is subject to ratification by our shareholders.  A representative of BBD is expected to be present at the Shareholders Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

During the fiscal years ended September 30, 2010 and 2009 and through all subsequent interim periods through the date of engagement, we did not, nor did anyone acting on our behalf, consult BBD regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any reportable events described under Item 304(a)(2)(ii) of Regulation S-K..

Also, effective as of February 8, 2011, the Audit Committee approved the dismissal of KPMG LLP (“KPMG”) as our independent registered public accounting firm.  We concluded that it would not be cost effective for KPMG to continue in light of our small size.  No representative of KPMG is expected to be present at the Shareholders Meeting.

In connection with the audits of the fiscal years ended September 30, 2010 and 2009 and all subsequent interim periods through the date of dismissal, there were no: (i) disagreements with KPMG on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in connection with KPMG’s reports, or (ii) no reportable events under Item 304(a)(1)(v) of Regulation S-K, except that:

(a)   KPMG advised us of the following material weaknesses in its letter dated December 29, 2010:

(1)    Our policies and procedures over the preparation and accumulation of information used in the investments valuation process and management’s review thereof are not appropriately designed to identify matters that may affect the appropriateness and reliability of information provided to the valuation committee. Specifically, our policies and procedures and management review controls were not designed to ensure the appropriateness and consistency in (a) the preparation of the portfolio company financial information provided to the valuation committee, (b) the procedures used to ensure the relevancy and reliability of the underlying financial information provided by the portfolio companies, and (c) the methods used to value our individual investments.

(2)    Our entity-level policies and procedures for monitoring internal control over financial reporting were not sufficient. Specifically, we did not have sufficient personnel with an appropriate level of technical accounting knowledge, experience, and training who could execute appropriate monitoring controls and perform adequate supervisory reviews over the investments valuation process. This material weakness contributed to the additional material weakness discussed above.

These material weaknesses resulted in an adjustment to the allocation of the decline in fair value to individual investment holdings in one portfolio company that has been reflected in the financial statements included in our annual report on Form 10-K for the year ended September 30, 2010.

(b)    During 2010, we filed amended Forms 10-Q for the periods ended (i) June 30, 2010, to indicate that the financial statements were not reviewed by KPMG in accordance with SAS No. 100 as required by Rule 10-01(d) of Regulation S-X, and (ii) for the periods ended December 31, 2009 and March 31, 2010, to amend and restate the presentation of “Condensed Statements of Operations” and “Condensed Statement of Changes in Net Assets” under Item 1. The Form 10-Q for the quarterly period ended June 30, 2010  referred to in (i) was subsequently amended when the SAS No. 100 review was completed.

The audit reports of KPMG on our financial statements as of and for the years ended September 30, 2010 and 2009, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that: KPMG’s report on our financial statements as of and for the year ended September 30, 2010, contained a separate paragraph stating “the accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in note 1 to the financial statements, the Company does not have sufficient cash on hand to meet current obligations.  These conditions raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

8

Required Vote

In order to ratify the appointment of BBD and dismissal of KPMG as independent auditors for MACC, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at Shareholders Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE RATIFICATION OF BBD AND DISMISSAL OF KPMG AS THE INDEPENDENT AUDITORS FOR MACC.

OTHER BUSINESS

The Board knows of no other business to be presented for action at the Shareholders Meeting.  If any matters do come before the Shareholders Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Shareholders Meeting.

ADDITIONAL INFORMATION

Principal Executive Offices

Our principal executive offices are located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.  You may also contact us at (319) 363-8249.

Administrator

In addition to its appointment as our investment adviser, IAIA also serves as our administrator, performing the administrative services necessary for our operation, including without limitation providing us with equipment, clerical, book keeping, fund accounting and record keeping services.

No Appraisal Rights

No appraisal rights are available under the Delaware General Corporation Law or under our Certificate of Incorporation, or by-laws with respect to any proposal herein.  Accordingly, we have not made any provision for any unaffiliated shareholders to receive access to our corporate files, obtain counsel or appraisal services at our expense.

Common Stock Price History

The following table sets forth, for our two most recent fiscal years and subsequent interim periods, by quarter, the high and low bid prices as quoted on the Nasdaq Capital Market through September 15, 2010 and subsequently on the OTCQB.  The bid quotations represent prices between dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions.

Period	High	Low
December 31, 2008	$1.46	$0.50
March 31, 2009	0.84	0.52
June 30, 2009	1.74	0.40
September 30, 2009	1.15	0.65
December 31, 2009	0.96	0.40
March 31, 2010	0.90	0.52
June 30, 2010	0.77	0.54
September 30, 2010	0.85	0.85
December 31, 2011	0.86	0.72
March 31, 2011	0.90	0.60

Common Stock Ownership

As of April 29, 2011, there were 2,464,621 shares of MACC common stock issued and outstanding.  Because it serves as our investment adviser, IAIA, a Delaware corporation located at 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401, is deemed to control us, within the meaning of the 1940 Act.  Additionally, Bridgewater International Group, LLC (“BIG”) and Mr. Benjamin

9

Jiaravanon (a former Director) control MACC through either direct or beneficial ownership of 804,689 of our shares, which as of March 15, 2011 comprised 32.65% of our issued and outstanding stock.  BIG is organized under the laws of the State of Utah.

Our officers and directors, nine in number as a group, beneficially own 273,316 shares together, equal to 11.09% of our outstanding common stock.  The following table sets forth certain information as of April 29, 2011, with respect to the common stock ownership of: (i) those persons or groups (as that term is used in Section 13(d)(3) of the 1934 Act who beneficially own more than 5% of our common stock, and (ii) each Director.  Unless otherwise indicated, the address for the persons listed in the table is 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class of Voting common stock
Bridgewater International Group, LLC (1) 10500 South 1300 West, South Jordan, Utah 84095	804,689	32.65%
Benjamin Jiaravanon(1) Ancol Barat, J1 Ancol VIII, No.1, Jakarta 14430 Indonesia	804,689	32.65%
Geoffrey T. Woolley	151,314	6.14%
Gordon J. Roth(2)	57,783	2.27%
Michael W. Dunn	46,734	1.90%
Timothy A. Bridgewater	13,100	0.53%
James W. Eiler	10,000	0.41%
Kevin J. Gadawski	0	0.00%
All Officers and Directors as a Group	273,316	11.09%

(1)
The foregoing information with respect to BIG and Mr. Jiaravanon is based upon Amendment No. 1 to Schedule 13D, dated August 8, 2003, as subsequently amended October 10, 2003, March 9, 2005, May 3, 2005, May 19, 2005 and August 19, 2010, filed by BIG and others with the SEC (collectively, the “BIG Group 13D”).  The BIG Group 13D disclosed control over 804,689 shares of common stock owned by BIG (the “BIG Shares”).  BIG retains control of voting of the BIG Shares, including all other incidents of ownership of the stock, including beneficial ownership and dispositive power.  As the sole Manager of BIG, Mr. Jiaravanon maintains control over the voting power respecting the BIG Shares.  BIG is a wholly owned subsidiary of Aleksin, a corporation organized under the laws of the British Virgin Islands.  Aleksin is a wholly-owned subsidiary of Maze Industrial Ltd. (“Maze”), a corporation organized under the laws of the British Virgin Islands.  Maze is 100% owned by Sumet Jiaravanon, an individual.

(2)	Mr. Roth individually owns 5,151 shares of common stock. Roth Capital Partners, LLC, in which Mr. Roth has shared control of voting power, owns 52,632 shares of common stock.

Independent Auditor Fees and Services

The following table presents fees paid for professional services rendered by KPMG LLP, our previous independent registered public accounting firm, for the fiscal year ending September 30, 2010 and for the fiscal year ending September 30, 2009:

Fee Category	Fiscal Year 2010 Fees	Fiscal Year 2009 Fees
Audit Fees	$170,000	$79,940
Audit-Related Fees	$25,860	$7,000
Tax Fees	$11,850	$15,000
All Other Fees	$0	$0
Total Fees	$207,710	$101,940

Audit Fees were for professional services rendered for the audit of tour financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements and include quarterly reviews and security counts.

 Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above.  We did not pay any fees for such other services in for the fiscal year ending September 30, 2010 and for the fiscal year ending September 30, 2009.

10

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of KPMG.  KPMG did not bill EAM for any non-audit services in either for the fiscal year ending September 30, 2010 and for the fiscal year ending September 30, 2009.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

Shareholder Communication

Under a policy adopted by the Board on February 28, 2006, any shareholder wishing to communicate with any of our Directors regarding matters related to MACC may provide correspondence to the Director in care of Secretary, MACC Private Equities Inc., 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401.  The Chairman of the Corporate Governance/Nominating Committee will review and determine the appropriate response to questions from shareholders, including whether to forward communications to individual Directors.  The independent members of the Board review and approve the shareholder’s communication process periodically to ensure effective communication with the shareholders.

Expenses of Solicitation of Proxies

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by our directors and officers, who will not receive additional compensation for such services.  We have engaged Mellon Investor Services, LLC (“Mellon”) to aid in the solicitation of proxies at an estimated fee of $30,000.  Approximately 25 employees of Mellon will assist us with solicitation of the proxies.  Our agreement with Mellon to solicit proxies generally provides that Mellon will: (i) assist us in planning and organization of proxy solicitation matters, (ii) establish communications with banks, brokers and other parties for purposes of the solicitation, (iii) disseminate all proxy materials in a timely manner, and (iv) solicit and collect proxies according to Mellon’s calling and reporting procedures.  We will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials.  The cost of soliciting proxies will be borne by us.

Financial Reports

Our financial statements and related financial information required by Item 13(a) of Schedule 14A under the 1934 Act are incorporated herein by this reference to our Annual Report for the fiscal year ended September 30, 2010 (“Annual Report”) and the financial statements in our subsequent interim periodic reports.

A copy of our Annual Report for the fiscal year ended September 30, 2010 filed on Form 10-K with the SEC, excluding exhibits, will be mailed to shareholders without charge upon written request to Secretary, MACC Private Equities Inc., 101 Second Street S.E., Suite 800, Cedar Rapids IA 52401 or by calling (319) 363-8249.  Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of our common stock on the Record Date.  Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

Please date, sign and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States.  A prompt return of your proxy will be appreciated as it will save the expense of further mailings and telephone solicitations.

By Order of the Board

David Schroder,
Secretary

Cedar Rapids, Iowa
May 10, 2011

11

APPENDIX A

Plan of Liquidation and Dissolution

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”), dated as of April 13, 2011, of MACC Private Equities Inc., a Delaware corporation (the “Company”), is intended to accomplish the complete liquidation and dissolution of the Company in accordance with the Delaware General Corporation Law.

RECITALS

WHEREAS, the Company has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to complete the liquidation and dissolution of the Company, pursuant to the adoption of this Plan;

WHEREAS, in furtherance hereof, upon approval by the holders of a majority of the outstanding stock of the Company, the Company shall submit a request to the Securities and Exchange Commission (the “SEC”) requesting relief from certain reporting obligations of the Company and the Liquidating Trust (defined below) under the Securities Exchange Act of 1934, as amended (the “1934 Act”) in the event the Company transfers all of its assets and liabilities to the Liquidating Trust (“Reporting Relief”);

WHEREAS, upon the granting of Reporting Relief by the SEC, (1) the Company shall place all of the Company’s assets and liabilities, including any cash, in a liquidating trust (the “Liquidating Trust”), with NL Strategies, Inc. as its managing trustee (the “Managing Trustee”), for the benefit of the shareholders of the Company (the “Shareholders”); (2) cause the Liquidating Trust, pursuant to the terms of a Liquidating Trust Agreement (the “Liquidating Trust Agreement”) by and between the Company, the Managing Trustee, and The Corporation Trust Company, as resident trustee (the “Resident Trustee” and, with the Managing Trustee, the “Trustees”) of even date herewith and attached as Exhibit A hereto, to distribute all of the cash and net cash proceeds from the sale of assets of the Liquidating Trust to the Shareholders as beneficiaries of the Liquidating Trust; and (3) pursuant to the terms of the Liquidating Trust Agreement, grant each Shareholder a pro rata beneficial interest in the Liquidating Trust;

WHEREAS, in the event the SEC denies the Reporting Relief, the Company shall liquidate and dissolve in accordance with its bylaws and the Delaware General Corporation Law;

WHEREAS, the Company has a note payable (“Note”) to Cedar Rapids Bank & Trust Company (“CRB&T”) in the amount of $1,981,272 at March 31, 2011 that is due and payable on July 11, 2011;

WHEREAS, in furtherance of the liquidation and dissolution of the Company as described herein, the Board has approved this Plan; and

WHEREAS, upon approval of this Plan by the Board, the Company shall call a Shareholder meeting (the “Shareholder Meeting”) to consider the Plan on June 28, 2011 and shall file with the SEC a proxy statement in connection therewith in accordance with the 1934 Act.

NOW THEREFORE, upon Shareholder approval of this Plan at the Shareholder Meeting, the Board authorizes the following on behalf of the Company:

1.           Following the grant of Reporting Relief by the SEC, upon the earlier of (i) repayment of the Note by the Company, or (ii) CRB&T consenting to the transfer of the Note to the Liquidating Trust:

A.           The Company shall enter into, execute and deliver the Liquidating Trust Agreement with the Trustees;

B.           The Company shall enter into, execute and deliver to the Managing Trustee a Bill of Sale, Assignment, Acceptance and Assumption Agreement, which is attached hereto as Exhibit B (the “Bill of Sale”), which, together with related transfer instruments, shall transfer and assign to the Managing Trustee, on behalf of the Liquidating Trust, all right, title, interest in and to, all assets and liabilities and obligations held by the Company as of the date of such Bill of Sale.  The assets in the Liquidating Trust shall be reserved, liquidated or distributed by the Managing Trustee in accordance with the terms of the Liquidating Trust Agreement;

C.           The Company shall file a Form N-54C with the Securities and Exchange Commission to withdraw its BDC election under the 1940 Act; and

D.           The Company shall file with the Secretary of State of State of Delaware a Certificate of Dissolution.

2.           Following the denial of Reporting Relief by the SEC:

A.           The Company shall liquidate, wind up its affairs, and subsequently file with the Secretary of State of State of Delaware a Certificate of Dissolution in accordance with its bylaws and the Delaware General Corporation Law; and

B.           The Company shall file a Form N-54C with the Securities and Exchange Commission to withdraw its BDC election under the 1940 Act.

3.           The Company shall continue to (or otherwise procure insurance sufficient to) indemnify the Board and the Company’s officers, directors, employees and agents in accordance with the Company’s Articles of Incorporation, it Bylaws and any contractual arrangements, for actions taken in connection with this Plan. The officers of the Company are authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company’s obligations hereunder.

4.             If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify the Plan and the actions contemplated hereunder, subject to Shareholder approval, if required.

5.           The Company shall take any and all other actions deemed required, necessary or desirable by counsel to the Company to complete the liquidation and dissolution of the Company, including but not limited to, the execution and delivery of any and all agreements, certificates, instruments or other documents deemed required, necessary or desirable in connection therewith by counsel to the Company.

[The remainder of this page is left intentionally blank.]

IN WITNESS WHEREOF, the Board has unanimously executed this Plan as of the date first set forth above.

MACC PRIVATE EQITIES INC.

By each of its Directors

Gordon J. Roth, Director

Kevin J. Gadawski, Director

James W. Eiler, Director

Michael W. Dunn, Director

Timothy A. Bridgewater, Director

Exhibit A
to Plan of Liquidation and Dissolution

Liquidating Trust Agreement

[Attached]

Exhibit B
to Plan of Liquidation and Dissolution

Bill of Sale

[Attached]

APPENDIX B

Liquidating Trust Agreement
.

MACC PEI LIQUIDATING TRUST

LIQUIDATING TRUST AGREEMENT

Dated as of ________, 2011

by and among

MACC PRIVATE EQUITIES INC.

as Grantor

and

NL Strategies, Inc.

as Managing Trustee

and

The Corporation Trust Company

 as Resident Trustee

TABLE OF CONTENTS

ARTICLE I: NAME AND DEFINITIONS	1

1.1	Name.	1

1.2	Certain Terms Defined.	1

ARTICLE II: NATURE OF TRANSFER	3

2.1	Purpose of the Trust.	3

2.2	Prohibited Activities.	3

2.3	No Reversion to the Company.	3

2.4	Payment of Liabilities.	4

2.5	Bill of Sale, Assignment, Acceptance and Assumption Agreement; Instruments of Further Assurance.	4

2.6	Incidents of Ownership.	4

2.7	Notice to Unlocated Shareholders.	4

ARTICLE III: BENEFICIARIES	4

3.1	Beneficial Interests	4

3.2	Rights of Beneficiaries	5

3.3	No Transfer of Interests of Beneficiaries	5

3.4	Managing Trustee as Beneficiary	6

ARTICLE IV: DURATION AND TERMINATION OF TRUST	6

4.1	Duration.	6

4.2	Other Obligations of the Managing Trustee upon Termination	6

ARTICLE V: ADMINISTRATION OF TRUST ASSETS	6

5.1	Sale of Trust Assets.	6

5.2	Transactions with Related Persons.	6

5.3	Payment of Claims, Expenses and Liabilities.	6

5.4	Interim Distributions.	7

5.5	Final Distribution.	7

5.6	Reports to Beneficiaries and Others.	7

5.7	Federal Income Tax Information.	7

5.8	Employment of Manager.	8

ARTICLE VI: POWERS OF AND LIMITATIONS ON THE MANAGING TRUSTEE	8

6.1	Limitations on the Managing Trustee.	8

6.2	Specific Powers of the Managing Trustee.	9

ARTICLE VII: RESIDENT TRUSTEE	11

7.1	Generally.	11

7.2	Fees and Indemnity.	12

7.3	Insurance.	13

7.4	Miscellaneous.	13

ARTICLE VIII: CONCERNING THE MANAGING TRUSTEE, BENEFICIARIES, EMPLOYEES AND AGENTS		14

8.1	Generally.	14

8.2	Reliance by the Managing Trustee.	14

8.3	Limitation on Liability to Third Persons.	15

8.4	Recitals.	15

8.5	Indemnification.	15

8.6	Rights of Managing Trustees, Employees, Independent Contractors and Agents
	to Own Trust Units or Other Property and to Engage in Other Busness.	16

ARTICLE IX: PROTECTION OF PERSONS DEALING WITH THE MANAGING TRUSTEE		16

9.1	Reliance on Statements by the Managing Trustee.	16

ARTICLE X: COMPENSATION AND REIMBURSEMENT TO THE MANAGING TRUSTEE		17

10.1	Fees.	17

10.2	Expenses.	17

ARTICLE XI: THE MANAGING TRUSTEE AND SUCCESSOR MANAGING TRUSTEE		17

11.1	Number and Qualification of Managing Trustees.	17

11.2	Resignation and Removal.	17

11.3	Appointment of Successor.	18

11.4	Acceptance of Appointment of Successor Managing Trustee.	18

11.5	Bonds.	18

ARTICLE XII: CONCERNING THE BENEFICIARIES		18

12.1	Evidence of Action by Beneficiaries.	18

12.2	Limitation on Suits by Beneficiaries.	18

12.3	Requirement of Undertaking.	18

12.4	Advisory Board.	19

ARTICLE XIII: MEETING OF BENEFICIARIES		19

13.1	Purpose of Meetings.	19

13.2	Meeting Called by the Managing Trustee.	19

13.3	Meeting Called on Request of Beneficiaries.	19

13.4	Persons Entitled to Vote at Meeting of Beneficiaries.	19

13.5	Quorum.	19

13.6	Adjournment of Meeting.	20

13.7	Conduct of Meeting.	20

ARTICLE XIV: AMENDMENTS		20

14.1	Consent of Beneficiaries.	20

14.2	Effect of Amendment.	20

14.3	Managing Trustee's Declining to Execute Documents	20

ARTICLE XV: MISCELLANEOUS PROVISIONS		20

15.1	Filing Documents.	20

15.2	Intention of Parties to Establish Trust.	20

15.3	Beneficiaries Have No Rights or Privileges as Shareholders.	21

15.4	Laws as to Construction.	21

15.5	Severability.	21

15.6	Notices.	21

15.7	Counterparts.	21

EXHIBIT A	23

LIQUIDATING TRUST AGREEMENT

This Liquidating Trust Agreement (this “Agreement”), dated as of ___________, 2011 (the “Effective Date”), by and among MACC Private Equities Inc., a Delaware corporation, as Grantor (the “Company”), NL Strategies, Inc., a California corporation, as Managing Trustee (the “Managing Trustee”), and The Corporation Trust Company, a Delaware corporation, as Resident Trustee (the “Resident Trustee” and, with the Managing Trustee, the “Trustees”).

RECITALS

WHEREAS, the Company has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, Board of Directors of the Company (“Board”) has determined that it is in the best interest of the Company to liquidate the Company’s current assets (the “Conveyed Assets”), and transfer the Conveyed Assets and all Company liabilities to a liquidating trust (the “Liquidating Trust” or “Trust”) with NL Strategies, Inc. serving as its initial Managing Trustee; and

WHEREAS, the Managing Trustee shall administer the Liquidating Trust pursuant to the terms of this Agreement and, upon satisfaction of all liabilities and obligations of the Liquidating Trust, the Managing Trustee shall distribute the residue of the proceeds of the liquidation of the Conveyed Assets in accordance with the terms hereof.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to grant, release, assign, convey and deliver unto the Managing Trustee for the benefit of the Beneficiaries (as hereinafter defined), all of the right, title and interest of the Company in and to the Conveyed Assets for the uses and purposes stated herein on the Effective Date, subject to the terms and provisions set out below, and the Managing Trustee hereby agrees to accept such Conveyed Assets and such Trust, subject to the following terms and provisions:

ARTICLE I
NAME AND DEFINITIONS

1.1           Name.   This Trust shall be known as the MACC PEI Liquidating Trust.

1.2           Certain Terms Defined.  For all purposes of this instrument, unless the context otherwise requires:

(a)           “Affiliate” shall mean, with respect to any Person, (a) any other Person directly or indirectly controlling, controlled by or under common control with such Person, (b) any officer, director or partner of such Person, (c) any other Person owning or controlling 10% or more of the outstanding voting securities of such Person and (d) if such Person is an officer, director or partner, any other person for which such Person acts in such capacity.

(b)           “Agreement” shall mean this instrument as originally executed or as it may from time to time be amended pursuant to the terms hereof.

(c)           “Bank Debt” shall mean a note payable to Cedar Rapids Bank & Trust Company in the amount of $1,981,272 at March 31, 2011 that is due and payable on July 11, 2011.

(d)            “Beneficial Interest” shall mean each Beneficiary’s proportionate share of the Trust Assets and shall be represented by Trust Units.

(e)           “Beneficiaries” shall mean the holders of Trust Units from time to time on or after the Record Date, including the Initial Beneficiaries and the Subsequent Beneficiaries.

(f)           “Code” shall mean the Internal Revenue Code of 1986, as amended.

(g)           “Company Shares” shall mean the shares of Company stock held by each of the Beneficiaries as of the Record Date.

(h)           “Grantor” shall mean the Company.

(i)           “Initial Beneficiaries” shall mean the initial holders of Trust Units.

(j)           “Liquidating Trust” shall mean the liquidating trust maintained by the Managing Trustee holding the Trust Assets of the Company, identified as the “MACC PEI Liquidating Trust”; also referred to herein as the “Trust.”

(k)           “Manager” shall mean such Person or Persons who have been employed by, or who have contracted with, the Managing Trustee to assist in the management of the Trust.

(l)           “Person” shall mean any natural person, partnership, trust, corporation, association or other legal entity.

(m)           “Record Date” shall mean the date selected by the Grantor for determination of the Shareholders entitled to become Beneficiaries.

(n)           “Shareholder” shall mean a holder of Company Shares.

(o)           “Subsequent Beneficiaries” shall mean Beneficiaries as reflected on the books and records of the Trust from time to time after the Effective Date, other than the Initial Beneficiaries.

(p)           “Treasury Regulations” shall mean regulations adopted by the U.S. Department of the Treasury under the Code.

(q)           “Trust” shall mean a Delaware Statutory Trust pursuant to Chapter 38 of Title 12 of the Delaware Code and created by the filing of a Certificate of Trust with the Secretary of State of the State of Delaware.

(r)           “Trust Assets” shall mean all the property held from time to time by the Managing Trustee under this Agreement, which initially shall consist of the Conveyed Assets of the Company granted, assigned and conveyed to the Managing Trustee by the Company, and, in addition, shall thereafter include all proceeds and other receipts of, from, or attributable to any assets, causes of actions or claims held by the Trust.

(s)           “Trust Units” shall mean those equal, undivided portions into which the Beneficial Interests in the Trust Assets are divided, as evidenced on the books and records of the Trust.

(t)           “Trustees” shall mean the original Trustee(s) under this Agreement and their successor(s) and assignee(s), if any.

ARTICLE II
NATURE OF TRANSFER

2.1           Purpose of the Trust.

(a)           It is expected that the Company shall dissolve and liquidate prior to fully winding up its affairs, including, but not limited to, the sale of its remaining assets, the collection of any receivables and the payment of any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise, including the Bank Debt and all obligations of the Company pursuant to applicable law, its Bylaws and agreements to indemnify its officers, directors and agents (the “Liabilities”). The Trust hereby is organized for the sole purpose of winding up the affairs of the Company as promptly as reasonably possible and with no objective to continue or engage in the conduct of a trade or business.

(b)           The Conveyed Assets to be granted, assigned and conveyed to the Managing Trustee as of the Effective Date will be held in the Trust, and the Managing Trustee will: (i) further liquidate the Trust Assets as it deems necessary to carry out the purpose of the Trust and facilitate distribution of the Trust Assets; (ii) protect, conserve and manage the Trust Assets in accordance with the terms and conditions hereof; and (iii) distribute the Trust Assets in accordance with the terms and conditions hereof.

(c)           It is intended that the grant, assignment and conveyance of the Conveyed Assets by the Company to the Managing Trustee pursuant hereto shall be treated for federal and state income tax purposes as if the Company made such distributions directly to the Shareholders. It is further intended that for federal, state and local income tax purposes the Trust shall be treated as a liquidating trust under Treasury Regulation Section 301.7701-4(d) and any analogous provision of state or local law, and the Beneficiaries shall be treated as the owners of their respective share of the Trust pursuant to Sections 671 through 679 of the Code and any analogous provision of state or local law and shall be taxed on their respective share of the Trust’s taxable income (including both ordinary income and capital gains) pursuant to Section 671 of the Code and any analogous provision of state or local law. The Managing Trustee shall file all tax returns required to be filed with any governmental agency consistent with this position, including, but not limited to, any returns required of grantor trusts pursuant to Treasury Regulation Section 1.671-4(a). The Company agrees that a transfer agent acting on its behalf may prepare and file applicable K-1’s with respect to the Beneficiaries’ Company income. To the extent that the Managing Trustee becomes liable for the payment of taxes, including withholding taxes, with respect to income derived from the investment of funds held hereunder or any payment made hereunder (collectively, the “Taxes”), the Managing Trustee may pay such Taxes. The Managing Trustee may withhold from any payment of the Trust Assets such amount as the Managing Trustee estimates to be sufficient to provide for the payment of such Taxes not yet paid, and may use the sum withheld for that purpose. The Managing Trustee shall be indemnified and held harmless against any liability for Taxes and for any penalties or interest with respect to Taxes on such investment income or payments in the manner provided herein.

2.2           Prohibited Activities.   The Trust shall not continue or engage in the conduct of any trade or business, and the Managing Trustee is expressly prohibited from continuing or engaging, and shall have no power or authority to continue or engage in the conduct of any trade or business on behalf of the Trust or the Beneficiaries, and all of the terms and conditions hereof shall be construed accordingly.

2.3           No Reversion to the Company.  In no event shall any part of the Trust Assets revert to or be distributed to the Company.

2.4           Payment of Liabilities.   The Trust hereby agrees to assume all Liabilities of the Company on the Effective Date. Should any Liability be asserted against the Trust as the transferee of the Trust Assets or as a result of the assumption of the Liabilities, the Managing Trustee may use such part of the Trust Assets as may be necessary in contesting any such Liability or in payment thereof. In no event shall the Managing Trustee, Beneficiaries or employees or agents of the Trust be personally liable, nor shall any personal property of such Persons or any other Trust Assets be subject to attachment, in the event the Trust Assets are not sufficient to satisfy the Liabilities asserted against or payable out of the Company’s available Trust Assets in the Trust.

2.5           Bill of Sale, Assignment, Acceptance and Assumption Agreement; Instruments of Further Assurance.   On the Effective Date, the Company and the Trust shall execute a Bill of Sale, Assignment, Acceptance and Assumption Agreement conveying the Conveyed Assets and Liabilities to the Trust, a copy of which is attached as Exhibit A hereto. After the dissolution of the Company, such Persons who shall have the right and power to so act, will, upon reasonable request of the Managing Trustee, execute, acknowledge, and deliver such further instruments and do such further acts as may be necessary or proper to carry out effectively the purposes of this Agreement, to confirm or effectuate the transfer to the Managing Trustee of any property intended to be covered hereby, and to vest in the Managing Trustee, its successors and assigns, the estate, powers, instruments or funds in trust hereunder.

2.6           Incidents of Ownership.   The Shareholders as of the Record Date shall be the Initial Beneficiaries of the Trust as holders of Trust Units in the Trust, and the Managing Trustee shall retain only such incidents of legal ownership as are necessary to undertake the actions and transactions authorized herein.

2.7           Notice to Unlocated Shareholders.   If the Trust holds Trust Assets for the benefit of unlocated Shareholders, due notice shall be given to such unlocated Shareholders in accordance with applicable law.

ARTICLE III
BENEFICIARIES

3.1           Beneficial Interests.

(a)           The Beneficial Interest of each Initial Beneficiary hereof shall be determined by the Company in accordance with the Company’s list of Shareholders as of the Record Date (the “List”). The Company will deliver the List to the Managing Trustee promptly after the Record Date specifying the Company Shares of each Shareholder.  Each Shareholder as of the Record Date shall receive a pro rata Beneficial Interest in the Trust equal to such Shareholder’s percentage ownership of Company Shares outstanding as of the Record Date. For ease of administration, the List shall express the Beneficial Interest of each Initial Beneficiary in terms of Trust Units with each Trust Unit equaling each Company Share held by the Initial Beneficiary as of the Record Date.

(b)           In the case of the Shareholders, book-entry or other records or any other evidence of ownership satisfactory to the Managing Trustee will be deemed to evidence the Beneficial Interest in the Trust of each such Beneficiary.

(c)           If any conflicting claims or demands are made or asserted with respect to the ownership of any Trust Units, or if there should be any disagreement between the transferees, assignees, heirs, representatives or legatees succeeding to all or part of the interest of any Beneficiary resulting in adverse claims or demands being made in connection with such Trust Units, then, in any of such events, the Managing Trustee shall be entitled, at its sole election, to refuse to comply with any such conflicting claims or demands. In so refusing, the Managing Trustee may elect to make no payment or distribution with respect to such Trust Units, or to make such payment to a court of competent jurisdiction or an escrow agent, and in so doing the Managing Trustee shall not be or become liable to any of such parties for their failure or refusal to comply with any of such conflicting claims or demands, nor shall the Managing Trustee be liable for interest on any funds which it may so withhold. The Managing Trustee shall be entitled to refrain and refuse to act until either (i) the rights of the adverse claimants have been adjudicated by a final non-appealable judgment of a court of competent jurisdiction, (ii) all differences have been adjusted by valid written agreement between all of such parties, and the Managing Trustee shall have been furnished with an executed counterpart of such agreement, or (iii) there is furnished to the Managing Trustee a surety bond or other security satisfactory to the Managing Trustee, as it shall deem appropriate, to fully indemnify it as between all conflicting claims or demands.

3.2           Rights of Beneficiaries.   Each Beneficiary shall be entitled to participate in the rights and benefits due to a Beneficiary hereunder according to his or her Beneficial Interest. Each Beneficiary shall take and hold the same subject to all the terms and provisions of this Agreement. The interest of the Beneficiary hereby is declared and shall be in all respects personal property and upon the death of an individual Beneficiary, his Beneficial Interest shall pass as personal property to his legal representative and such death shall in no way terminate or affect the validity of this Agreement, provided that the Managing Trustee shall not be required to evidence a book entry transfer of a deceased Beneficiary’s Beneficial Interest to his legal representative until the Managing Trustee shall have received Letters Testamentary or Letters of Administration and written notice of the death of the deceased Beneficiary. A Beneficiary shall have no title or right to, or possession, management or control of, the Trust Assets except as herein expressly provided. No widower, widow, heir, or devisee of any Person who may be a Beneficiary shall have any right of dower, homestead, or inheritance, or of partition, or of any other right, statutory or otherwise, in any property forming a part of Trust Assets but the whole title to the Trust Assets shall be vested in the Managing Trustee and the sole interest of the applicable Beneficiaries shall be the rights and benefits given to such Persons under this Agreement.

3.3           No Transfer of Interests of Beneficiaries.   No Beneficial Interest may be transferred by any Beneficiary in person or by a duly authorized agent or attorney, or by the properly appointed legal representatives of the Beneficiary. No Beneficiary has authority or power to sell, assign, transfer, encumber, or in any other manner dispose of his Beneficial Interest; provided, however, that the Beneficial Interest shall be assignable or transferable by will, intestate succession, or operation of law and, further provided, that the executor or administrator of the estate of a Beneficiary may mortgage, pledge, grant a security interest in, hypothecate or otherwise encumber, the Beneficial Interest held by the estate of such Beneficiary if necessary in order to borrow money to pay estate, succession or inheritance taxes or the expenses of administering the estate of the Beneficiary, upon written notice to and upon written consent of the Managing Trustee, which consent may be withheld in the Managing Trustee’s sole discretion.  Trust Units shall not be listed on any exchange or quoted on any quotation system.  Neither the Managing Trustee, any Beneficiary, or any employees or agents of the Managing Trustee, if any, may take any action to facilitate or encourage the sale or transfer of any Beneficial Interests, except as permitted under this Section 3.3.

Except as may be otherwise required by law, the Beneficial Interests of the Beneficiaries hereunder shall not be subject to attachment, execution, sequestration or any order of a court, nor shall such Beneficial Interests be subject to the contracts, debts, obligations, engagements or liabilities of any Beneficiary, but the Beneficial Interest of a Beneficiary shall be paid by the Managing Trustee to the Beneficiary free and clear of all assignments, attachments, anticipations, levies, executions, decrees and sequestrations and shall become the property of the Beneficiary only when actually received by such Beneficiary.

3.4           Managing Trustee as Beneficiary.   The Managing Trustee, either individually or in a representative or fiduciary capacity, may be a Beneficiary to the same extent as if it were not a Managing Trustee hereunder and shall have all the rights of a Beneficiary, including, without limitation, the right to vote and to receive distributions, to the same extent as if it were not the Managing Trustee hereunder.

ARTICLE IV
DURATION AND TERMINATION OF TRUST

4.1           Duration.   The existence of this Trust shall terminate upon the earliest of (i) a termination required by the applicable laws of the State of Delaware, (ii) the termination due to the distribution of all Trust Assets as provided in Section 5.5, or (iii) the three year anniversary of the Effective Date provided, however, that the Managing Trustee, in its discretion, may extend the existence of this Trust to such later date as it may designate, if it determines that an extension is reasonably necessary to wind up the affairs of this Trust.

4.2           Other Obligations of the Managing Trustee upon Termination.   Upon distribution of all the Trust Assets, the Managing Trustee shall pay or make reasonable provision to pay all claims and obligations, including all contingent, conditional or unmatured claims and obligations, known to the Trust, but for which the identity of the claimant is unknown and not known to the Trust, but based on the facts known to the Trust, are likely to arise or to become known to the Trust within 10 years after the date of dissolution. Upon termination, the Managing Trustee shall direct the Resident Trustee to execute and file a Certificate of Cancellation with the Secretary of the State of Delaware.  Except as otherwise specifically provided herein, upon the distribution of all Trust Assets in the Trust, and upon the completion of the filing of the Certificate of Cancellation as set forth above, the Managing Trustee shall have no further duties or obligations hereunder.

ARTICLE V
ADMINISTRATION OF TRUST ASSETS

5.1           Sale of Trust Assets.   The Managing Trustee is hereby authorized and directed, at such times as it may deem appropriate, to transfer, assign, or otherwise dispose of all or any part of the Trust Assets as it deems appropriate at public auction or at private sale for cash, securities or other property, or upon credit (either secured or unsecured as the Managing Trustee shall determine, in its sole discretion).

5.2           Transactions with Related Persons.  Except for compensation duly earned and/or reimbursement for amounts properly owing pursuant to Article X, the Managing Trustee shall not knowingly, directly or indirectly, sell or otherwise transfer all or any part of any Trust Assets to (i) itself or any other Trustee or an employee or agent (acting in its or their individual capacities) of this Trust, or (ii) any Person of which any Trustee, employee or agent of this Trust is an Affiliate.

5.3           Payment of Claims, Expenses and Liabilities.   Provided the Managing Trustee has been advised in writing with respect to such claims, expenses, charges, liabilities and obligations, the Managing Trustee shall pay from the Trust Assets all claims, expenses, charges, liabilities, and obligations of the Trust Assets and all Liabilities relating to the Trust Assets and obligations which the Managing Trustee specifically assumes and agrees to pay pursuant to this Agreement and such transferee liabilities which the Managing Trustee may be obligated to pay as transferee of the Trust Assets, including, without limitation, interest, penalties, taxes, assessments, and public charges of every kind and nature and the costs, charges, and expenses connected with or growing out of the execution or administration of this Trust and such other payments and disbursements as are provided in this Agreement or which may be determined to be a proper charge against the Trust Assets by the Managing Trustee.

5.4           Interim Distributions.   At such times as may be determined by it in its sole discretion, the Managing Trustee shall distribute, or cause to be distributed, to the Beneficiaries, in proportion to the number of Trust Units held by each Beneficiary relating to the Trust, such cash or other property comprising a portion of the Trust Assets as the Managing Trustee may, in its sole discretion, determine may be distributed without detriment to the conservation and protection of the Trust Assets in the Trust.

5.5           Final Distribution.   If the Managing Trustee determines that the Liabilities and all other claims, expenses, charges, liabilities and obligations of the Trust have been paid or discharged, or if the existence of the Trust shall terminate pursuant to Section 4.1 hereof and not have been extended pursuant to such Section 4.1, the Managing Trustee shall, consistent with the conservation and protection of the Trust Assets, expeditiously distribute the Trust Assets to the Beneficiaries pro rata according to the number of Trust Units held by each Beneficiary in the Trust based on the list submitted to the Managing Trustee by the Company pursuant to Section 3.1 above, as such List may be amended. The Managing Trustee shall hold in the Trust and thereafter make disposition of all liquidating distributions and other payments due any Beneficiaries who have not been located subject to applicable state laws regarding escheat and abandoned property. It is understood that the Managing Trustee and the Beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying number provided by the parties hereto to identify (i) the Beneficiary, (ii) the Beneficiary’s bank, or (iii) an intermediary bank. The Managing Trustee may apply any of the Trust Assets for any payment order it executes using any such identifying number, even where its use may result in a person other than the Beneficiary being paid, or the transfer of funds to a bank other than the Beneficiary’s bank, or an intermediary bank designated.

5.6           Reports to Beneficiaries and Others.   As soon as practicable after the end of each taxable year of the Trust, the Managing Trustee shall provide to the Beneficiaries an annual report showing the assets and liabilities of the Trust at the end of each calendar year and the receipts and disbursements of the Managing Trustee with respect to the Trust for such period covered by the report. The annual report will also describe the changes in the assets of the Trust and the actions taken by the Managing Trustee during such period covered by the report. The Managing Trustee will also file periodic reports under cover of Form 8-K with the Securities and Exchange Commission (“Commission”) whenever an event occurs for which a Form 8-K would have been required to be filed for the Trust or whenever, in the opinion of the Managing Trustee, any other material event relating to the Trust or its assets has occurred. The taxable year of the Trust shall end on December 31 of each year unless the Managing Trustee deems it advisable to establish some other date as the date on which the taxable year of the Trust shall end.

5.7           Federal Income Tax Information.   The taxable year of the Trust shall end on December 31 of each year unless the Managing Trustee deems it advisable to establish some other date as the date on which the taxable year of the Trust shall end.  As soon as practicable after the close of each taxable year, the Managing Trustee shall direct its transfer agent to mail to each Person who was a Beneficiary at the close of the year, a statement showing on a Trust Unit basis in the Trust the dates and amounts of all distributions made by the Managing Trustee, if any, income earned on Trust Assets held by the Trust, if any, such other information as is reasonably available to the Managing Trustee which the Managing Trustee determines may be helpful in determining the amount of gross income and expenses attributable to the Trust that such Beneficiary should include in such Beneficiary’s federal income tax return for the preceding year and any other information as may be required to be furnished under the tax laws. In addition, after receipt of a good faith written request, or in its discretion without such request or if required by applicable law, such transfer agent (or if it cannot, the Managing Trustee) shall furnish to any Person who has been a Beneficiary at any time during the preceding year a statement containing such further information as is reasonably available to the transfer agent or Managing Trustee, respectively, which shall be helpful in determining the amount of taxable income which such Person should include in such Person’s federal income tax return.

5.8           Employment of Manager.

(a)           The Managing Trustee shall be responsible for the general policies of the Trust and for the general supervision of the activities of the Trust conducted by all agents, employees, advisors or managers of the Trust, including any Manager. However, the Managing Trustee is not and shall not be required personally to conduct the activities of the Trust, and consistent with its ultimate responsibility as stated above, the Managing Trustee shall have the power to appoint, employ or contract with any Person or Persons as the Managing Trustee may deem necessary or proper for the transaction of the activities of the Trust, including a Manager. The Managing Trustee may grant or delegate such authority to a Manager as the Managing Trustee may in its sole discretion deem necessary or desirable to carry out the purpose of the Trust without regard to whether such authority is normally granted or delegated by trustees.

The Managing Trustee shall have the power to determine the terms and compensation of any Manager or any other Person whom it may employ or with whom it may contract. The Managing Trustee may exercise broad discretion in allowing a Manager to administer and regulate the operations of the Trust, to act as agent for the Trust, to execute documents on behalf of the Managing Trustee, and to make executive decisions which conform to general policies and general principles previously established by the Managing Trustee.

(b)           No Manager or other Person shall be required to administer the Trust as its sole and exclusive function and may have other business interests and may engage in other activities similar or in addition to those relating to the Trust, including the rendering of advice or services of any kind to investors or any other Persons and the management of other investments.

ARTICLE VI
POWERS OF AND LIMITATIONS ON THE MANAGING TRUSTEE

6.1           Limitations on the Managing Trustee.   Except as contemplated by this Agreement, the Managing Trustee shall not at any time, on behalf of the Trust or the Beneficiaries, enter into or engage in any trade or business, and no part of any Trust Assets shall be used or disposed of by the Managing Trustee in furtherance of any trade or business. Except as the Managing Trustee reasonably believes is consistent with and in furtherance of its obligations under this Agreement, the Managing Trustee shall be restricted to the holding, collection and sale of the Trust Assets and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Assets and the administration thereof in accordance with the provisions of this Agreement. In no event shall the Managing Trustee receive any property, make any distribution, satisfy or discharge any claims, expenses, charges, liabilities and obligations or otherwise take any action which is inconsistent with a complete liquidation of the Company within the meaning of the Code, Treasury Regulations, and rulings, decisions and determinations of the Internal Revenue Service and courts of competent jurisdiction, or take any action which would jeopardize the status of the Trust as a “liquidating trust” for federal income tax purposes within the meaning of Treasury Regulation Section 301.7701-4(d). This limitation shall apply regardless of whether the conduct of any such trade or business is deemed by the Managing Trustee to be necessary or proper for the conservation and protection of the Trust Assets. The Managing Trustee shall not invest any of the cash held as Trust Assets, except that the Managing Trustee may invest in (i) direct obligations of the United States of America or obligations of any agency or instrumentality thereof which mature not later than one year from the date of acquisition thereof; (ii) money market deposit accounts, checking accounts, savings accounts, or certificates of deposit, commercial paper rated not less than A1/P1, or other time deposit accounts which mature not later than one year from the date of acquisition thereof which are issued by a commercial bank, brokerage firm or savings institution organized under the laws of the United States of America or any state thereof; or (iii) other temporary investments not inconsistent with the Trust’s status as a liquidating trust for tax purposes (collectively, “Permitted

Investments”). It is hereby acknowledged that the Managing Trustee shall not be required to maximize the investment return on the Trust Assets during the term of this Agreement. The Managing Trustee shall be and hereby is relieved of all liability with respect to the purchasing, holding or selling of Permitted Investments in accordance with the terms hereof. The Managing Trustee is not responsible for any losses to the Trust which may occur, including, without limitation, by reason of bank failure or the amount of the Trust exceeding the Federal Deposit Insurance Corporation limits.

6.2           Specific Powers of the Managing Trustee.   Subject to the provisions of Section 6.1, the Managing Trustee shall have the following specific powers in addition to any powers conferred upon it by any other Section or provision of this Agreement or any statutory laws of the State of Delaware; provided, however, that the enumeration of the following powers shall not be considered in any way to limit or control the power of the Managing Trustee to act as specifically authorized by any other Section or provision of this Agreement and to act in such a manner as the Managing Trustee may deem necessary or appropriate to conserve and protect any Trust Assets or to confer on the Beneficiaries the benefits intended to be conferred upon them by this Agreement:

(a)           To determine the nature and amount of the consideration to be received with respect to the sale or other disposition of, or the grant of interests in, any Trust Assets.

(b)           To collect, liquidate or otherwise convert into cash, or such other property as the Managing Trustee deems appropriate, all property, assets and rights in any Trust Assets, and to pay, discharge and satisfy all other claims, expenses, charges, liabilities, and obligations existing with respect to any Trust Assets, the Trust or the Managing Trustee.

(c)           To elect, appoint, engage, retain or employ any Persons as agents, representatives, employees, or independent contractors (including, without limitation, real estate advisors, investment advisors, accountants, transfer agents, custodians, attorneys-at-law, managers, appraisers, brokers, or otherwise) in one or more capacities, and to pay compensation from the Trust Assets for services in as many capacities as such Person may be so elected, appointed, engaged, retained or employed, to prescribe the titles, powers and duties, terms of service and other terms and conditions of the election, appointment, engagement, retention or employment of such Persons and, except as prohibited by law, to delegate any of the powers and duties of the Managing Trustee to any one or more Trustees, agents, representatives, employers, independent contractors or other Persons.

(d)           To retain and set aside such funds out of the Trust as the Managing Trustee shall deem necessary or expedient to pay, or provide for the payment of (i) unpaid claims, expenses, charges, obligations and other Liabilities of the Trust; (ii) contingencies; and (iii) the expenses of administering the Trust Assets.

(e)           To do and perform any and all acts necessary or appropriate for the conservation and protection of the Trust Assets, including acts or things necessary or appropriate to maintain Trust Assets held by the Managing Trustee pending sale or other disposition thereof or distribution thereof to the Beneficiaries.

(f)           To hold legal title to property of the Trust in the name of the Trust, or in the name of the Managing Trustee, or of any other Person, without disclosure of the interest of the Trust therein.

(g)           To cause any investments of any part of the Trust Assets to be registered and held in the name of any one or more of its names or in the names of a nominee or nominees without increase or decrease of liability with respect thereto.

(h)           To institute or defend actions or declaratory judgments or other actions and to take such other action, in the name of the Trust or the Company or as otherwise required, as the Managing Trustee may deem necessary or desirable to enforce any instruments, contracts, agreements, causes of action, claims or rights relating to or forming a part of the Trust Assets.

(i)           To determine conclusively from time to time the value of and to revalue the securities and other property of the Trust, in accordance with independent appraisals or other information as it deems necessary or appropriate.

(j)           To cancel, terminate, or amend any instruments, contracts, agreements, obligations or causes of action relating to or forming a part of any Trust Assets, and to execute new instruments, contracts, agreements, obligations or causes of action notwithstanding that the terms of any such instruments, contracts, agreements, obligations or causes of action may extend beyond the terms of this Trust, provided that no such new instrument, contract, agreement, obligation or cause of action shall permit the Managing Trustee to engage in any activity prohibited by Section 6.1 of this Agreement.

(k)           To vote by proxy or otherwise on behalf of the Beneficiaries and with full power of substitution all shares of stock and all securities held by the Managing Trustee hereunder and to exercise every power, election, discretion, option and subscription right and give every notice, make every demand, and to do every act or thing in respect to any shares of stock or any securities held by the Managing Trustee which the Managing Trustee might or could do if the Managing Trustee was the absolute owner thereof.

(l)           To undertake or join in any merger, plan of reorganization, consolidation, liquidation, dissolution, readjustment or other transaction of any corporation, any of whose shares of stock or other securities, obligations, or properties may at any time constitute a part of any Trust Assets, and to accept the substituted shares of stock, bonds, securities, obligations and properties and to hold the same in trust in accordance with the provisions hereof.

(m)           In connection with the sale or other disposition or distribution of any securities held by the Managing Trustee, to comply with the applicable federal and state securities laws, and to enter into agreements relating to the sale or other disposition or distribution thereof.

(n)           To authorize transactions between corporations or other entities whose securities, or other interests therein (either in the nature of debt or equity) are held by the Managing Trustee as part of any Trust Assets.

(o)           To terminate and dissolve any entities owned by the Trust.

(p)           To have a judicial settlement of its account of the Trust at any time to the extent it determines necessary or advisable.

(q)           To perform any act authorized, permitted, or required under any instrument, contract, agreement, right, obligation or cause of action relating to or forming a part of any Trust Assets whether in the nature of an approval, consent, demand or notice thereunder or otherwise, unless such act would require the consent of the Beneficiaries in accordance with the express provisions of this Agreement.

ARTICLE VII
RESIDENT TRUSTEE

7.1           Generally.   The Resident Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Statutory Trust Act. The Resident Trustee shall have the power and authority to execute, deliver, acknowledge and file all documents required to maintain the existence of the Trust as required by the Delaware Statutory Trust Act and shall accept service of legal process upon the Trust in the State of Delaware. Contemporaneously with the execution of this Agreement, the Resident Trustee is hereby authorized and directed to execute and file a Certificate of Trust with the Secretary of the State of Delaware.  The Resident Trustee shall provide prompt notice to the Managing Trustee of its performance of any such acts. The Managing Trustee shall reasonably keep the Resident Trustee informed of any action taken by the Managing Trustee with respect to the Trust that may affect the Resident Trustee. The Resident Trustee shall not be entitled to exercise any powers, nor shall the Resident Trustee have any of the duties or liabilities, of the Managing Trustee. The Resident Trustee shall not be liable for the acts or omissions of the Managing Trustee or the Trust. The Resident Trustee shall owe no fiduciary or other duties to the Trust or the Beneficiaries except as expressly provided for in this Article VII. Unless required by the Delaware Court of Chancery, the Resident Trustee shall serve without bond.

The Resident Trustee accepts the trust hereby created and agrees to perform its duties hereunder with respect to the same but only upon the terms of this Agreement. The Resident Trustee shall not be personally liable to any Person under any circumstances in connection with any of the transactions contemplated by this Agreement, except that such limitation shall not relieve the Resident Trustee of any personal liability it may have to the Beneficiaries for the Resident Trustee’s own bad faith or willful misconduct. In particular, but not by way of limitation:

(a)           The Resident Trustee shall not be personally liable for any error of judgment made in good faith by any of its officers or employees;

(b)           No provision of this Agreement shall require the Resident Trustee to expend or risk its personal funds or otherwise incur any financial liability in the exercise of its rights or powers hereunder;

(c)           Under no circumstance shall the Resident Trustee be personally liable for any representation, warranty, covenant, obligation or indebtedness of the Trust or the Managing Trustee;

(d)           The Resident Trustee shall not be personally responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by any Person other than the Resident Trustee; and

(e)           The Resident Trustee shall not be liable for punitive, exemplary, consequential, special or other indirect damages for a breach of this Agreement under any circumstances.

Except as otherwise expressly required herein, the Resident Trustee shall not have any duty or liability with respect to the administration of the Trust, the investment of the Trust’s Assets or the payment of distributions of income or principal to the Trust’s Beneficiaries, and no implied obligations shall be inferred from this Agreement on the part of the Resident Trustee, including without limitation that no action requested of the Resident Trustee by the Trust shall require the performance of any investigation, analysis, or other due diligence activities by the Resident Trustee in respect to such action or the performance of its duties on behalf of the Trust generally. The Resident Trustee shall not be liable for the acts or omissions of the Managing Trustee, any Manager or any other Person who acts on behalf of the

Trust, nor shall the Resident Trustee be liable for any act or omission by it in good faith in accordance with the directions of the Managing Trustee.

The Resident Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Resident Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any Person as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter, the Resident Trustee may, for all purposes hereof, rely on a certificate, signed by any director, the president, any vice president, the treasurer, any assistant treasurer, the secretary or any assistant secretary of the relevant party, and such certificate shall constitute full protection to the Resident Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

In the exercise or administration of the Trust hereunder, the Resident Trustee (i) may act directly or through agents or attorneys, and the Resident Trustee shall not be liable for the default or misconduct of such agents or attorneys selected by it in good faith; and (ii) may, at the expense of the Trust, consult with counsel, accountants and other skilled persons, and the Resident Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice or opinion of any such counsel, accountants or other skilled persons selected by it in good faith.

Except as expressly provided in this Article VII, in accepting the Trust hereby created, the Resident Trustee acts solely as Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Resident Trustee by reason of the transactions contemplated by this Agreement shall look only to the Trust’s property for payment or satisfaction thereof.

7.2           Fees and Indemnity.   The Resident Trustee shall be entitled to receive from the Trust as compensation for its services hereunder such fees as have been separately agreed upon with the Trust in a separate agreement, which compensation shall not be limited by any provision of law in regard to compensation of a trustee of an express trust.

The Trust shall (i) reimburse the Resident Trustee for all reasonable expenses incurred by it in connection with the execution and performance of its rights and duties hereunder (including reasonable fees and expenses of counsel and other experts): (ii) indemnify, defend and hold harmless the Resident Trustee (in both its individual and Trustee capacities) and the officers, directors, employees and agents of the Resident Trustee (collectively, including the Resident Trustee in its individual capacity, the “RT Covered Persons”) from and against any and all losses, damages, liabilities, claims, actions, suits, costs, expenses, disbursements (including the reasonable fees and expenses of counsel), taxes and penalties of any kind and nature whatsoever, to the extent that such expenses arise out of or are imposed upon or asserted at any time against one or more RT Covered Persons with respect to the Resident Trustee’s performance pursuant to this Agreement, the creation, operation, administration or termination of the Trust, or the transactions contemplated hereby (all such expenses as provided in clauses (i) and (ii) are herein referred to collectively as “RT Expenses”); provided, however, that the Trust shall not be required to indemnify an RT Covered Person for RT Expenses to the extent such RT Expenses result from the bad faith or willful misconduct of such RT Covered Person; and (iii) advance to each RT Covered Person RT Expenses (including reasonable legal fees and expenses) incurred by such RT Covered Person in defending any claim, demand, action, suit or proceeding, prior to the final disposition of such claim, demand, action, suit or proceeding, upon receipt by the Trust of a written request therefor and of an undertaking by or on behalf of the RT Covered Person to repay such amount if it shall ultimately be determined that the RT Covered Person is not entitled to be indemnified therefor under this Article VII. With respect to reimbursement or indemnity provided hereunder, an RT Covered Person shall have a lien on the Trust’s Assets prior to any rights in such property of the Beneficiaries or any other Person.

7.3           Insurance.   The Resident Trustee shall be permitted to obtain and maintain fidelity and liability insurance covering the Resident Trustee personally and insuring against acts of any agents, servants or others retained or employed by the Resident Trustee and to retain insurance agents and brokers in connection therewith, all at the expense of the Trust.

7.4           Miscellaneous.   The Resident Trustee shall take such action or refrain from taking such action under this Agreement as it may be directed in writing by the Managing Trustee from time to time; provided, however, that the Resident Trustee shall not be required to take or refrain from taking any such action if it shall have determined, or shall have been advised by counsel, that such performance is likely to incur personal liability for the Resident Trustee or is contrary to the terms of this Agreement or of any document contemplated hereby to which the Trust is a party or is otherwise contrary to law.

To the extent that, at law or in equity, an RT Covered Person has duties (including fiduciary duties) and liabilities relating to the Trust, the Beneficiaries or any other Person, such RT Covered Person acting under this Agreement shall not be liable to the Trust, the Beneficiaries or such other Persons for its good faith reliance on the provisions of this Agreement. To the extent that provisions of this Agreement restrict the duties and liabilities of an RT Covered Person otherwise existing at law or in equity, such provisions are agreed by the parties hereto to replace such other duties and liabilities of such RT Covered Person.

The Resident Trustee may resign and be discharged of the trust created by this Agreement upon not less than 30 days’ prior written notice to the Managing Trustee. Upon receiving such notice of resignation, the Managing Trustee shall use its best efforts promptly to appoint a substitute or successor Resident Trustee in the manner and meeting the qualifications hereinafter provided by written instrument or instruments delivered to such resigning Resident Trustee and the substitute or successor Resident Trustee. In addition, upon not less than 30 days’ prior written notice to the Resident Trustee, the Managing Trustee may remove the Resident Trustee, with or without cause, and appoint a successor Resident Trustee meeting the qualifications hereinafter provided by written instrument or instruments delivered to the Resident Trustee being removed and to the substitute or successor Resident Trustee. Any resignation or removal of the Resident Trustee and appointment of a substitute or successor Resident Trustee shall become effective only upon acceptance of the appointment by the substitute or successor Resident Trustee. If no substitute or successor Resident Trustee shall have been appointed within 30 days after notice of such resignation or removal has been delivered, the Resident Trustee may apply to a court of competent jurisdiction for the appointment of a successor Resident Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, prescribe and appoint a successor Resident Trustee meeting the qualifications provided for herein.

Any Person into which the Resident Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Resident Trustee shall be a party, or any Person that succeeds to all or substantially all of the corporate trust business of the Resident Trustee, shall be the successor Resident Trustee under this Agreement without the execution, delivery or filing of any paper or instrument or further act to be done on the part of the parties hereto (except for the filing of an amendment to the Trust’s certificate of trust if required by law), notwithstanding anything to the contrary herein; provided, however, that such successor Resident Trustee shall have its principal place of business in the State of Delaware and otherwise meet the requirements of applicable law.

ARTICLE VIII
CONCERNING THE MANAGING TRUSTEE, BENEFICIARIES, EMPLOYEES AND AGENTS

8.1           Generally.    The Managing Trustee accepts and undertakes to discharge the Trust created by this Agreement, upon the terms and conditions thereof on behalf of the Beneficiaries. The Managing Trustee shall exercise such rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Agreement shall be construed to relieve the Managing Trustee from liability for its own willful misconduct, knowingly and intentionally committed in bad faith, except that:

(a)           No successor Managing Trustee shall be in any way responsible for the acts or omissions of the Managing Trustee in office prior to the date on which it became a Managing Trustee.

(b)           The Managing Trustee shall not be liable for the performance of such duties and obligations as are specifically set forth in this Agreement except for its bad faith or willful misconduct, and no implied covenants or obligations shall be read into this Agreement against the Managing Trustee.

(c)           The Managing Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Managing Trustee and conforming to the requirements of this Agreement.

(d)           The Managing Trustee shall not be liable for any act which the Managing Trustee may do or omit to do hereunder, or for any mistake of fact or law, or for any error of judgment, or for the misconduct of any employee, agent, representative or attorney appointed by it, or for anything that it may do or refrain from doing in connection with this Agreement while acting in good faith; unless caused by or arising from gross negligence, willful misconduct, fraud or any other breach of fiduciary duty of the Trustee or any of its employees, agents, representatives or attorneys.

(e)           The duties and obligations of the Managing Trustee shall be limited to and determined solely by the express provisions of this Agreement, and no implied duties or obligations shall be read into this Agreement against the Managing Trustee.

8.2           Reliance by the Managing Trustee.  Except as otherwise provided in Section 7.1 of this Agreement:

(a)           The Managing Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

(b)           The Managing Trustee may consult with legal counsel, auditors or other experts to be selected by it, including firms with which the Managing Trustee may be an Affiliate, and the advice or opinion of such counsel, accountants, auditors or other experts shall be full and complete protection to the Managing Trustee, the employees and the agents of the Managing Trustee in respect of any action taken or omitted or suffered by them in good faith and in reliance on, or in accordance with, such advice or opinion.

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(d)           As far as practicable and except as expressly permitted above, the Managing Trustee shall cause any written instrument creating an obligation of the Trust to include a reference to this Agreement and to provide that neither the Beneficiaries, the Managing Trustee nor their agents shall be liable thereunder and that the other parties to such instrument shall look solely to the Trust Assets for the payment of any claim thereunder or the performance thereof; provided, however, that the omission of such provision from any such instrument shall not render the Beneficiaries, the Managing Trustee, or their agents liable, nor shall the Managing Trustee be liable to anyone for such omission.

8.3           Limitation on Liability to Third Persons.   No Beneficiary shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Trust Assets or the affairs of the Trust; and neither the Managing Trustee nor any employee or agent of the Trust shall be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with any Trust Assets or the affairs of the Trust, except for such Person’s own willful misconduct, knowingly and intentionally committed in bad faith; and all such other Persons shall look solely to any Trust Assets for satisfaction of claims of any nature arising in connection with the affairs of the Trust. The Managing Trustee shall purchase and maintain insurance as it deems reasonably necessary for the protection of all Trust Assets, its Beneficiaries, the Trustee and its employees and agents in such amount as the Managing Trustee shall deem adequate to cover all foreseeable liability to the extent available at reasonable rates.

8.4           Recitals.   Any written instrument creating an obligation of the Trust shall be conclusively taken to have been executed or done by the Managing Trustee, or the employee or agent of this Trust only in its capacity as Managing Trustee under this Agreement or in its capacity as employee or agent of the Trust.

8.5           Indemnification.   The Managing Trustee and each of its employees and agents, including any Manager, (each an “Indemnified Person” and collectively, the “Indemnified Persons”) shall be indemnified out of all Trust Assets against all liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding by the Indemnified Persons in connection with the defense or disposition of any action, suit or other proceeding by the Trust or any other Person, whether civil or criminal, in which the Indemnified Person may be involved or with which the Indemnified Person may be threatened while in office or thereafter, by reason of its or his being or having been such a Managing Trustee, employee or agent; provided, however, that the Indemnified Person shall not be entitled to such indemnification in respect of any matter as to which the Indemnified Person shall have been adjudicated to have acted in bad faith or with willful malfeasance or in reckless disregard of the Indemnified Person’s duties. The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which the Indemnified Person may be lawfully entitled. The Managing Trustee may make advance payments in connection with indemnification under this Section, provided that the Indemnified Person shall have given a written undertaking to repay any amount advanced to the Indemnified Person and to reimburse the Trust in the event it is subsequently determined in a final adjudication by a court of law that the Indemnified Person is not entitled to such indemnification. The Managing Trustee may purchase such insurance as it believes, in the exercise of its discretion, adequately insures that each Indemnified Person shall be indemnified against any such loss, liability or damage pursuant to this Section. The rights accruing to any Indemnified Person by reason of the foregoing shall not be deemed to exclude any other right to which he may legally be entitled nor shall anything else contained herein restrict the right of the Managing Trustee to indemnify or reimburse such Indemnified Person in any proper case even though not specifically provided for herein, nor shall anything contained herein restrict the right of any such Indemnified Person to contribution under applicable law. As security for the timely and full payment and satisfaction of all of the present and future obligations of the parties to the Managing Trustee under this Agreement, including, without limitation, the indemnity obligations hereunder, whether joint or several, the Trust (and by accepting distributions hereunder, each Beneficiary) hereby grants to the Managing Trustee a continuing security interest in and to any and all of the Trust Assets, whether now existing or hereafter acquired or created, together with the products and proceeds thereof, all payments and other distributions with respect thereto, and any and all investments, renewals, substitutions, modifications and extensions of any and all of the foregoing. The Managing Trustee shall have all of the rights and remedies of a secured party under the Uniform Commercial Code. In addition, in the event the Managing Trustee has not received any payment, indemnity, reimbursement or other amount due it under this Agreement, then, notwithstanding any other term or provision of this Agreement, the Managing Trustee may, in its discretion, set off and apply any of the Trust Assets as is required to pay and satisfy those obligations. Promptly after the receipt by the Managing Trustee of notice of any demand or claim or the commencement of any action, suit or proceeding, the Managing Trustee shall, if a claim in respect thereof is to be made against any of the other parties hereto, notify such other parties thereof in writing; but the failure by the Managing Trustee to give such notice shall not relieve any party from any liability which such party may have to the Managing Trustee hereunder. Notwithstanding any obligation to make payments and deliveries hereunder, the Managing Trustee may retain and hold for such time as it reasonably deems necessary such amount of the Trust Assets as it shall from time to time, in its sole discretion, reasonably deem sufficient to indemnify itself for any such loss or expense and for any amounts due it hereunder. Except as required by law or as expressly provided herein, the Managing Trustee shall be under no duty to institute any suit, or to take any remedial procedures under this Agreement, or to enter any appearance or in any way defend any suit in which it may be made a defendant hereunder until it shall be indemnified as provided above, except as expressly set forth herein.

8.6           Rights of Managing Trustees, Employees, Independent Contractors and Agents to Own Trust Units or Other Property and to Engage in Other Business.   Any Managing Trustee, employee, independent contractor or agent, including any Manager, may own, hold and dispose of Trust Units for its individual account, and may exercise all rights thereof and thereunder to the same extent and in the same manner as if it were not a Managing Trustee, employee, independent contractor or agent. Any Managing Trustee, employee, independent contractor or agent, including any Manager, may, in its personal capacity or in the capacity of trustee, manager, officer, director, shareholder, partner, member, advisor, employee of any Person or otherwise, have business interests and holdings similar to or in addition to those relating to the Trust. Subject to the provisions of Article V hereof, any Managing Trustee, employee, independent contractor or agent of the Trust, including any Manager, may be a trustee, manager, officer, director, shareholder, partner, member, advisor, employee or independent contractor of, or otherwise have a direct or indirect interest in, any Person who may be engaged to render advice or services to the Trust, and may receive compensation from such Person as well as compensation as Trustee, employee, independent contractor or agent, including as Manager, or otherwise hereunder so long as such interest is disclosed to the Managing Trustee. None of these activities in and of themselves shall be deemed to conflict with its duties as Managing Trustee, employee, independent contractor or agent, including as Manager.

ARTICLE IX
PROTECTION OF PERSONS DEALING WITH THE MANAGING TRUSTEE

9.1           Reliance on Statements by the Managing Trustee.   Any Person dealing with the Managing Trustee shall be fully protected in relying upon the Managing Trustee’s certificate or instrument signed by the Managing Trustee that it has authority to take any action under this Trust.

ARTICLE X
COMPENSATION AND REIMBURSEMENT TO THE MANAGING TRUSTEE

10.1           Fees.  The Managing Trustee shall be entitled to receive from the Trust as compensation for its services hereunder such fees as have been separately agreed upon with the Trust in a separate agreement, which compensation shall not be limited by any provision of law in regard to compensation of a trustee of an express trust.

10.2           Expenses.   The Managing Trustee shall be reimbursed from the Trust Assets for all expenses reasonably incurred by it in the performance of its duties in accordance with this Agreement including the reasonable compensation and out-of-pocket expenses of attorneys, accountants, appraisers, consultants and other persons retained by the Managing Trustee or a Manager pursuant to the terms of this Agreement.

ARTICLE XI
THE MANAGING TRUSTEE AND SUCCESSOR MANAGING TRUSTEE

11.1           Number and Qualification of Managing Trustees.   Subject to the provisions of Section 11.3 of the Agreement relating to the period pending the appointment of a successor Managing Trustee, there shall be one Managing Trustee of this Trust, which shall be a citizen and resident of or a corporation or other entity which is incorporated or formed under the laws of a state of the United States. The number of Managing Trustees may be increased or decreased from time to time by the Managing Trustee.

If any corporate Managing Trustee shall change its name, or shall reorganize or reincorporate, or shall merge with or into or consolidate with any other corporation or entity, bank or trust company, such corporate Managing Trustee shall be deemed to be a continuing entity and shall continue to act as a Managing Trustee hereunder with the same liabilities, duties, powers, titles, discretions and privileges as are herein specified for a Managing Trustee.

11.2           Resignation and Removal.   Any Managing Trustee may resign and be discharged from the Trust hereby created by giving written notice thereof to any remaining Managing Trustee or Trustees or by giving written notice to the Beneficiaries. Such resignation shall become effective on the day specified in such notice or upon the appointment of such Managing Trustee’s successor and such successor’s acceptance of such appointment, whichever is earlier. Any Managing Trustee may be removed only “for cause,” by Beneficiaries having an aggregate Beneficial Interest of at least two thirds (2/3) of the total Beneficial Interests in the Trust.  Removal “for cause” shall mean removal due to the (a) gross negligence or fraud of the Managing Trustee, (b) willful misconduct or willful breach of this Agreement by the Managing Trustee or (c) bankruptcy, insolvency or inability of the Managing Trustee to meet its obligations as the same come due. All obligations of the Managing Trustee hereunder shall cease and terminate on the effective date of its resignation or removal and its sole responsibility thereafter shall be to hold the Trust Assets for a period of thirty (30) calendar days following the effective date of resignation or removal, at which time, if a successor Managing Trustee shall have been appointed and have accepted such appointment in a writing to the Beneficiaries, then upon written notice thereof given by the successor Managing Trustee to the resigning Managing Trustee, the resigning Managing Trustee shall deliver the Trust Assets to the successor Managing Trustee. If a successor Managing Trustee shall not have been appointed within a thirty (30) day period from the predecessor Managing Trustee’s resignation or removal, for any reason whatsoever, the resigning Managing Trustee shall deliver the Trust Assets to a court of competent jurisdiction in the county in which the Trust Assets are there being held and give written notice of the same to the parties hereto.

The resigning Managing Trustee shall be entitled to payment of any unpaid fees (which shall be pro-rated as of the effective date of the resignation or removal) and expenses and to reimbursement by the Beneficiaries out of the Trust Assets for any expenses incurred in connection with the transfer of the Trust Assets pursuant to and in accordance with the provisions of this Section 11.2 of this Agreement.

11.3           Appointment of Successor.   Should at any time a Managing Trustee resign or be removed, unless any remaining Managing Trustees shall decrease the number of Managing Trustees of the Trust pursuant to Section 11.1 hereof, a vacancy shall be deemed to exist and a successor shall be appointed by any remaining Managing Trustees. If there are no remaining Managing Trustees, the Beneficiaries may, pursuant to Article XIII hereof, call a meeting to appoint a successor Managing Trustee by vote of the Beneficiaries holding Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in the Trust. If such a vacancy is not filled by any remaining Managing Trustees within ninety (90) days, the remaining Managing Trustees must notify the Beneficiaries of their inability to fill such vacancy, and the Beneficiaries may, pursuant to Article XIII hereof, call a meeting to appoint a successor Managing Trustee by Beneficiaries holding Trust Units representing an aggregate of at least a majority of the total Beneficial Interests in the Trust. Pending the appointment of a successor Managing Trustee, the remaining Managing Trustee or Trustees then serving may take any action in the manner set forth in this Agreement.

11.4           Acceptance of Appointment by Successor Managing Trustee.   Any successor Managing Trustee appointed hereunder shall execute an instrument accepting such appointment hereunder.  Thereupon such successor Managing Trustee shall, without any further act, become vested with all the estates, properties, rights, powers, trusts and duties of his or its predecessor in the Trust hereunder with like effect as if originally named therein.

11.5           Bonds.   No bond shall be required of the original Managing Trustee hereunder, and no bond shall be required of any successor Managing Trustee hereunder. If a bond is required by law, no surety or security with respect to such bond shall be required unless required by law.

ARTICLE XII
CONCERNING THE BENEFICIARIES

12.1           Evidence of Action by Beneficiaries.   Whenever in this Agreement it is provided that the Beneficiaries may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver, the removal of a Trustee, the appointment of a successor Trustee, or the taking of any other action), the fact that at the time of taking any such action such Beneficiaries have joined therein may be evidenced (i) by any instrument or any number of instruments of similar tenor executed by Beneficiaries in person or by agent or attorney appointed in writing, or (ii) by the record of the Beneficiaries voting in favor thereof at any meeting of Beneficiaries duly called and held in accordance with the provisions of Article XIII of this agreement.  Such meeting or writing may take any form permitted under Delaware law.

12.2           Limitation on Suits by Beneficiaries.   No Beneficiary shall have any right by virtue of any provision of this Agreement to institute any action or proceeding at law or in equity against any party other than the Trustees upon or under or with respect to any Trust Assets or the agreements relating to or forming part of any Trust Assets, and the Beneficiaries do hereby waive any such right.

12.3           Requirement of Undertaking.   The Managing Trustee may request any court to require, and any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Managing Trustee for any action taken or omitted by it as Managing Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section shall not apply to any suit by the Managing Trustee.

12.4           Advisory Board.  The Managing Trustee shall appoint an advisory board comprised exclusively of Beneficiaries. The Managing Trustee shall have exclusive authority to select the number and members of such advisory board; provided, however, in no event shall such board be comprised of less than one and not more than three Beneficiaries.  On a periodic basis determined by the Managing Trustee, the Managing Trustee shall provide reports to such advisory board identifying the current affairs of the Trust Assets.  For the avoidance of doubt, no member of the advisory board shall have any title or right to, or possession, management or control of, the Trust Assets, by virtue of the Beneficiary’s position on the advisory board.

ARTICLE XIII
MEETING OF BENEFICIARIES

13.1           Purpose of Meetings.   A meeting of the Beneficiaries may be called at any time and from time to time pursuant to the provisions of this Article for the purposes of taking any action which the terms of this Agreement permit a Beneficiary having a specified aggregate Beneficial Interest to take either acting alone or with the Managing Trustee.

13.2           Meeting Called by the Managing Trustee.   The Managing Trustee may at any time call a meeting of the Beneficiaries of the Trust to be held at such time and at such place as the Managing Trustee shall determine. Written notice of every meeting of the Beneficiaries shall be given by the Managing Trustee (except as provided in Section 13.3 of this Agreement), which written notice will set forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, and shall be mailed not more than sixty (60) nor less than fifteen (15) days before such meeting is to be held to all of the Beneficiaries of record not more than fifty (50) days nor less than ten (10) days before the date of such meeting. The notice shall be directed to the Beneficiaries at their respective addresses as they appear in the records of the Trust.

13.3           Meeting Called on Request of Beneficiaries.   Within ten (10) days after written request to the Managing Trustee by Beneficiaries holding Trust Units representing at least a majority of the aggregate Beneficial Interests to call a meeting of all of the Beneficiaries, which written request shall specify in reasonable detail the action proposed to be taken, the Managing Trustee shall proceed under the provisions of Section 13.2 of this Agreement to call a meeting of the Beneficiaries.

13.4           Persons Entitled to Vote at Meeting of Beneficiaries.   Each Beneficiary shall be entitled to vote at a meeting of the Beneficiaries of the Trust either in person or by his proxy duly authorized in writing. The vote of each Beneficiary shall be weighted based on the number of Trust Units held by each Beneficiary determined pursuant to the list described in Section 3.1, as such list is amended hereby. The signature of the Beneficiary on such written authorization need not be witnessed or notarized.

13.5           Quorum.   At any meeting of Beneficiaries, the presence in person or by proxy of Beneficiaries holding Trust Units representing at least a majority of the aggregate Beneficial Interests shall constitute a quorum; but if less than a quorum be present, Beneficiaries having a majority of the Beneficial Interests so present and so represented may adjourn such meeting with the same effect and for all intents and purposes as though a quorum had been present.

13.6           Adjournment of Meeting.   Subject to Section 13.5 hereof, any meeting of Beneficiaries of the Trust may be adjourned from time to time and a meeting may be held at such adjourned time and place without further notice.

13.7           Conduct of Meeting.   At each meeting of the Beneficiaries, the Beneficiaries present or represented by proxy may adopt such rules for the conduct of such meeting as they shall deem appropriate, provided that such rules shall not be inconsistent with the provisions of this Agreement.

ARTICLE XIV
AMENDMENTS

14.1           Consent of Beneficiaries.   At the direction or with the consent of Beneficiaries holding Trust Units representing at least a majority of the aggregate Beneficial Interests, or such greater percentage as shall be specified in this Agreement for the taking of an action by the Beneficiaries under the affected provision of this Agreement, the Managing Trustee shall promptly make and execute a declaration amending this Agreement for the purpose of adding any material provisions to or changing in any material manner or eliminating any of the material provisions of this Agreement or amendments thereto as they apply to the Trust; provided, however, that no such amendment shall permit the Managing Trustee to engage in any activity prohibited by Section 6.1 hereof or affect the Beneficiaries’ rights to receive their pro rata shares of the Trust Assets at the time of distribution; provided further, however, that no consent of the Beneficiaries shall be required with respect to any amendment made solely for the purpose of facilitating the transferability by Beneficiaries of Trust Units or to comply with applicable laws, including tax laws, so long as such amendment has been approved by the Managing Trustee.  Notwithstanding anything to the contrary, any such amendment which affects the rights or obligations of the Resident Trustee shall require the consent of the Resident Trustee.

14.2           Effect of Amendment.   Upon the execution of any such declaration of amendment by the Managing Trustee, this Agreement shall be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties, and immunities of the Managing Trustee and the Beneficiaries under this Agreement with respect to the Trust shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modification and amendments, and all the terms and conditions of any such amendment shall be thereby deemed to be part of the terms and conditions of this Agreement for any and all purposes.

14.3           Managing Trustee’s Declining to Execute Documents.   If, in the reasonable opinion of the Managing Trustee, any document required to be executed pursuant to the terms of Section 14.2 hereof adversely affects any right, obligation, immunity or indemnity in favor of the Managing Trustee under this Agreement, the Managing Trustee may in its discretion decline to execute such document.

ARTICLE XV
MISCELLANEOUS PROVISIONS

15.1           Filing Documents.   This Agreement shall be filed or recorded in such office or offices as the Managing Trustee may determine to be necessary or desirable. A copy of this Agreement and all amendments thereof shall be maintained in the office of the Managing Trustee. The Managing Trustee shall file or record any amendment of this Agreement and any instrument which relates to any change in the office of the Managing Trustee.

15.2           Intention of Parties to Establish Trust.   This Agreement is not intended to create and shall not be interpreted as creating a corporation, association, partnership, or joint venture of any kind for purposes of federal income taxation or for any other purpose.

15.3           Beneficiaries Have No Rights or Privileges as Shareholders.   Except as expressly provided in this Agreement or under applicable law, the Beneficiaries shall have no rights or privileges as Beneficiaries attributable to their former status as Shareholders.

15.4           Laws as to Construction.   The Trustees, and the Beneficiaries (by their acceptance of any distributions made to them pursuant to this Agreement), consent and agree that this Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law principles thereof.

15.5           Severability.   In the event any provision of this Agreement or the application thereof to any Person or circumstances shall be finally determined by a court of proper jurisdiction to be invalid or unenforceable to any extent, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

15.6           Notices.   Any notice or other communication shall be in writing and shall be deemed to have been sufficiently given, for all purposes, when delivered personally or 48 hours after being sent by a nationally-recognized courier or deposited in the U.S. mail, as certified or registered mail, with postage prepaid.

If to the Managing Trustee:

Kevin C. Gadawski
NL Strategies, Inc.
19 Terraza Del Mar
Dana Point, CA  92629

If to the Resident Trustee:

The Corporation Trust Company
1209 Orange Street
Wilmington, DE 19801

If to the Beneficiary:

 The address of such Beneficiary as shown in the records of the Trust.

15.7           Counterparts.   This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[The remainder of this page is left intentionally blank.]

IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed by an authorized officer, and the Trustees hereunder have executed this Agreement, as Trustees and not as individuals, as of the date first set forth herein.

GRANTOR:

MACC PRIVATE EQUITIES INC.

By:
Name: Michael W. Dunn
Title: Chairman of the Board

MANAGING TRUSTEE:

NL STRATEGIES, INC.

By:
Name: Kevin J. Gadawski
Title: President

RESIDENT TRUSTEE:

THE CORPORATION TRUST COMPANY

By:
Name:
Title:

Exhibit A
to Liquidating Trust Agreement

Bill of Sale, Assignment, Acceptance
and Assumption Agreement

BILL OF SALE, ASSIGNMENT, ACCEPTANCE AND ASSUMPTION AGREEMENT

This Bill of Sale, Assignment, Acceptance and Assumption Agreement (this “Agreement”) is entered into as of this __ day of ____, 2011 by and between MACC Private Equities Inc., a Delaware corporation (the “Company”), and MACC PEI Liquidating Trust, a Delaware trust (the “Liquidating Trust”).

WHEREAS, the Company’s Board has determined that it is in the best interest of the Company to liquidate all of the Company’s assets (the “Conveyed Assets”), and transfer the Conveyed Assets and any unsatisfied debts, claims, liabilities, commitments, suits and other obligations, whether contingent or fixed or otherwise, and all obligations of the Company pursuant to applicable law, its Bylaws and agreements to indemnify its officers, directors and agents (the “Assumed Liabilities”) to the Liquidating Trust;

WHEREAS, the Company’s shareholders approved the complete liquidation of the Company, including the transfer of the Conveyed Assets and Assumed Liabilities to the Liquidating Trust at a shareholder meeting held on July 28, 2011, upon the earlier to occur of: (i) repayment of that certain note payable to Cedar Rapids Bank & Trust Company (“CRB&T”)in the amount of $1,981,272 at March 31, 2011 that is due and payable on July 11, 2011 (the “Note”) by the Company, or (ii) CRB&T consenting to the transfer of the Note to the Liquidating Trust;

WHEREAS, [“The Company has repaid the Note” or “CRB&T has consented to the transfer of the Note to the Liquidating Trust]; and

WHEREAS, the Company now desires transfer the Conveyed Assets and Assumed Liabilities to the Liquidating Trust and the Liquidating Trust has agreed to accept the Conveyed Assets and assume the Assumed Liabilities.

NOW, THEREFORE, for and in consideration of the mutual covenants contained herein and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, do hereby agree as follows:

1.           The Company hereby irrevocably sells, transfers, assigns and delivers unto the Liquidating Trust, all right, title and interest in and to the Conveyed Assets.

2.           The Buyer hereby accepts the sale, transfer, assignment and delivery of the Conveyed Assets and hereby assumes and agrees to perform, pay and discharge the Assumed Liabilities.

3.           The assignment and assumption made pursuant to this Agreement is in accordance with and subject to all of the representations, warranties, covenants, limitations and other provisions set forth in the Liquidating Trust Agreement of the Liquidating Trust.  Nothing herein is intended to limit or supersede in any way the representations and warranties set forth in such Liquidating Trust Agreement.

4.           This Agreement shall be binding upon and enforceable against the parties hereto and their successors and permitted assigns.

5.           This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.           This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such state without giving effect to the conflicts of laws principles thereof.

[Signature Page to Follow]

1

IN WITNESS WHEREOF, the undersigned have caused their duly authorized officers to execute this Bill of Sale, Assignment, Acceptance and Assumption Agreement on the day and year first above written.

THE COMPANY:

MACC PRIVATE EQUITIES INC.

By:
Michael W. Dunn, Chairman of the Board

THE LIQUIDATING TRUST:

MACC PEI LIQUIDATING TRUST

By:
Kevin J. Gadawski, President
NL Strategies, Inc., Managing Trustee of the Liquidating Trust

2

MACC PRIVATE EQUITIES INC.
Proxy Solicited on Behalf of the Board of Directors
for a Special Meeting of Shareholders
June 28, 2011

The undersigned hereby appoints Michael W. Dunn, David R. Schroder, Robert A. Comey and each of them, with full power of substitution, and hereby authorizes them to represent the undersigned and to vote all of the shares of Common Stock of MACC PRIVATE EQUITIES INC. (the “Corporation”) held of record by the undersigned on May 12, 2011 at the Annual Meeting of Shareholders of the Corporation to be held on June 28, 2011 and any adjournment(s) thereof.

The proxy when properly executed will be voted as directed by the undersigned shareholder.  If not indicated, the proxy will be voted for the proposals described in items 1, 2, 3, and 4.  The proxies, in their discretion, are further authorized to vote (a) on matters which the Board of Directors did not know would be presented at the Special Meeting within the time period specified in the Corporation’s Amended and Restated Bylaws; and (b) on other matters which may properly come before the Special Meeting and any adjournments or postponements thereof.

(continued, and to be signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

			Please Mark Here for Address Change or Comments SEE REVERSE SIDE	☐

		FOR	AGAINST	ABSTAIN

1. To authorize the complete liquidation and dissolution of the Corporation and the transfer of all of the assets and liabilities of the Corporation to a liquidating trust established for the sole purpose of distributing the assets of the Corporation to its shareholders;

		☐	☐	☐

	2. To authorize withdrawal of the Corporation’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended;	☐	☐	☐

	3. To ratify the appointment of BBD, LLP as independent auditors for the Corporation’s fiscal year ending September 30, 2011; and	☐	☐	☐
	4. To transact such other business as may properly come before the meeting and any adjournment thereof.	☐	☐	☐

PLEASE SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.
Signature _____________________________	Signature _____________________________	Date _______________

Please sign your name exactly as it appears hereon.  If signing for estates, trusts, corporations or partnerships, title or capacity should be stated.  If shares are held jointly, each holder should sign.